                     CONTENTS OF THE REGISTRATION STATEMENT

                                  (Group VEL)

This registration statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consists of      pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representations Pursuant to Section 26(e) of the Investment Company Act of 1940

The signatures.

Written opinions and consents of the following persons:

1.  Opinion of Counsel

2.  Actuarial Opinion

3.  Independent Accountants

The following exhibits:

1.  Exhibit 1

(Exhibits required by paragraph A of the instructions to Form N-8B-2)

     (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 establishing the Group VEL Account was previously filed with Registrant's initial Registration Statement and is herein incorporated by reference.

     (2) Not Applicable.

     (3) (a) Form of Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed with Registrant's initial Registration statement and is herein incorporated by reference.
       (b) Registered Representative Agreement and Resident Sponsor Agreement of Allmerica Investments, Inc. (formerly "SMA Equities, Inc.") were previously filed by the Company on June 3, 1987 Registration No. 33-14672, and are incorporated herein by reference.

     (4) Not Applicable.

     (5) The Form of Policy and initial Riders were previously filed with Registrant's initial Registration Statement and are herein incorporated by reference. The following endorsements are included as Exhibit I (5):

       - Preferred Loan Endorsement

       - Exchange to Term Rider

     (6) Company's Bylaws were previously filed by the Registrant on May 1, 1995 and amended Articles of Incorporation were filed on October 1, 1995 and are herein incorporated by reference.

     (7) Not Applicable.

     (8) (a) Form of Participation Agreement with Allmerica Investment Trust was previously filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.
       (b) Form of Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II was previously filed by the Registrant, Registration No. 33-14672, on June 3, 1987 and is herein incorporated by reference.
       (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed by the Registrant, Registration No. 33-44830 on December 27, 1991 and is herein incorporated by reference.
       (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed with Registrant's pre-effective amendment No. 1 and is herein incorporated by reference.

       (e) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc. was previously filed in Registrants Post-effective Amendment No. 2, and is herein incorporated by reference.
       (f) Fidelity Service Agreement as of November 1, 1995 was previously was filed on April 30, 1996 in Post-Effective Amendment No. 6, and is incorporated herein by reference. An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, is filed herewith. A Proposed Form of Fidelity Service Contract is filed herewith.
       (g) Proposed Form of Service Agreement with Rowe Price-Fleming International, Inc.

     (9) Not Applicable.

    (10) Form of Application was previously filed with Registrant's initial registration Statement and is incorporated herein by reference.

2.  See Item (1(5), above

3.  Opinion of Counsel is filed herewith.

4.  Not Applicable.

5.  Not Applicable.

6.  Actuarial consent is filed herewith

7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule
    6e-3(T)(b)(13)(v)(B) was previously filed with Registrant's initial Registration Statement and is herein incorporated by reference.

8.  Consent of Independent Accountants is filed herewith.

9.  None

                            FORMS S-6 EXHIBIT TABLE

Exhibit 1(5)             Endorsements/Riders

                         -  Preferred Loan Endorsement

                         -  Exchange to Term Rider

Exhibit (1)(8)(f)        Amendment to Fidelity Service Agreement

                         Proposed Form of Fidelity Service Contract

Exhibit (1)(8)(g)        Proposed Form of Service Agreement with Rowe
                         Price-Fleming International, Inc.

Exhibit 3                Opinion of Counsel

Exhibit 6                Actuarial Consent

Exhibit 8                Consent of Independent Accountants

This prospectus describes certificates issued under group flexible premium variable life insurance policies ("Certificates") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to eligible applicants ("Certificate Owners") who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and are age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's surrender value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

The Certificates permit you to allocate Net Premiums among up to seven of twenty sub-accounts ("Sub-Accounts") of the Group VEL Account, a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), Delaware Group Premium Fund, Inc. ("DGPF") or INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"). The following underlying funds are available under the
Certificates:


ALLMERICA INVESTMENT TRUST           FIDELITY VIP
----------------------------------   --------------
Select International Equity Fund     Overseas Portfolio
Select Aggressive Growth Fund        Equity-Income Portfolio
Select Capital Appreciation Fund     Growth Portfolio
Small-Mid Cap Value Fund             High Income Portfolio
Select Growth Fund                   FIDELITY VIP II
Growth Fund                          ----------------
Equity Index Fund                    Asset Manager Portfolio
Select Growth and Income Fund        T. ROWE PRICE
Investment Grade Income Fund         ---------------
Government Bond Fund                 T. Rowe Price
Money Market Fund                    International Stock
DGPF                                 Portfolio
-----                                INVESCO*
International Equity Series          ---------
                                     Total Return Fund*
                                     Industrial Income Fund*


*The Total Return Fund and the Industrial Income Fund of INVESCO VIF are available only to employees of INVESCO and its affiliates.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC., AND INVESCO VARIABLE INVESTMENT FUNDS INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CERTIFICATES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CERTIFICATES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CERTIFICATES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

(Continued from cover page)

There is no guaranteed minimum Certificate value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate value less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

If the Certificate is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (See "ELECTION OF DEATH BENEFIT OPTIONS"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code, any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY OR CERTIFICATE.

                               TABLE OF CONTENTS


SPECIAL TERMS........................................................................          5
SUMMARY..............................................................................          8
PERFORMANCE INFORMATION..............................................................         17
DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT TRUST,
 VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE
 INTERNATIONAL SERIES, DELAWARE GROUP PREMIUM FUND, INC., AND INVESCO VARIABLE
 INVESTMENT FUNDS, INC...............................................................         20
INVESTMENT OBJECTIVES AND POLICIES...................................................         22
INVESTMENT ADVISORY SERVICES.........................................................         24
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................         28
VOTING RIGHTS........................................................................         28
THE CERTIFICATE......................................................................         29
  Enrollment Form for a Certificate..................................................         29
  Free Look Period...................................................................         30
  Conversion Privileges..............................................................         30
  Premium Payments...................................................................         30
  Allocation of Net Premiums.........................................................         31
  Transfer Privilege.................................................................         32
  Election of Death Benefit Options..................................................         32
  Guideline Premium Test and Cash Value Accumulation Test............................         33
  Death Proceeds.....................................................................         33
  Change in Death Benefit Option.....................................................         36
  Change in Face Amount..............................................................         36
  Certificate Value and Surrender Value..............................................         37
  Payment Options....................................................................         39
  Optional Insurance Benefits........................................................         39
  Surrender..........................................................................         39
  Paid-Up Insurance Option...........................................................         39
  Partial Withdrawal.................................................................         40
CHARGES AND DEDUCTIONS...............................................................         40
  Premium Expense Charge.............................................................         40
  Monthly Deduction from Certificate Value...........................................         41
  Charges Reflected in the Assets of the Group VEL Account...........................         44
  Surrender Charge...................................................................         44
  Charges on Partial Withdrawal......................................................         45
  Transfer Charges...................................................................         46
  Charge for Change in Face Amount...................................................         46
  Other Administrative Charges.......................................................         47
CERTIFICATE LOANS....................................................................         47
CERTIFICATE TERMINATION AND REINSTATEMENT............................................         48
OTHER CERTIFICATE PROVISIONS.........................................................         49
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY......................................         51
DISTRIBUTION.........................................................................         52
SERVICES.............................................................................         52
REPORTS..............................................................................         52
LEGAL PROCEEDINGS....................................................................         53
FURTHER INFORMATION..................................................................         53
INDEPENDENT ACCOUNTANTS..............................................................         53
FEDERAL TAX CONSIDERATIONS...........................................................         53

  Taxation of the Certificates.......................................................         54
  Policy Loans.......................................................................         54
  Modified Endowment Contracts.......................................................         55
MORE INFORMATION ABOUT THE GENERAL ACCOUNT...........................................         55
FINANCIAL STATEMENTS.................................................................        F-1
APPENDIX A -- OPTIONAL BENEFITS......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS........................................................        A-2
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES AND ACCUMULATED
 PREMIUMS............................................................................        A-3
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES...............................       A-11

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts and (b) the accumulation in the General Account credited to that Certificate.

COMPANY:  Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT:  All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Company's Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specification pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GROUP VEL ACCOUNT: A Separate Account of the Company to which the Certificate Owner may make Net Premium allocations.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Certificate for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

INSURANCE AMOUNT AT RISK:  The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE:  The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under Federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value of a Certificate prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Group VEL Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

NET PREMIUM:  An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts excluding the Monthly Deduction Sub-Account in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc. The Total Return Fund and the Industrial Income Fund of INVESCO VIF are available to employees of INVESCO Inc., and its affiliates.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS: The Funds of Allmerica Investment Trust, the Portfolios of Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., the Series of Delaware Group Premium Fund, Inc., and the Funds of INVESCO Variable Investment Funds, Inc., which are available under the Certificates.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., Delaware Group Premium Fund, Inc., and INVESCO Variable Investment Funds, Inc.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT:  A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD:  The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A Request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                    SUMMARY

THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

- life insurance coverage on the named Insured;

- Certificate Value;

- surrender rights and partial withdrawal rights;

- loan privileges; and

- in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide death benefits, Certificate Value, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Group VEL Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in Face Amount. The surrender charge may be imposed, depending on the group to which the Certificate is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Certificate is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See "THE CERTIFICATE -- Surrender" and "CHARGES AND DEDUCTIONS -- Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See "THE CERTIFICATE -- Surrender" and "CHARGES AND DEDUCTIONS -- Surrender Charge."

In the event of a decrease in Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See "THE CERTIFICATE -- Surrender" and "CHARGES AND DEDUCTIONS -- Surrender Charge."

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company for the Policy and to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes") and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for sales expenses may range from zero to 5%, depending on the characteristics of the group to which the Policy is issued and the actual sales expense incurred by the Company. See "CHARGES AND DEDUCTIONS -- Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Group VEL administrative expenses and a charge for mortality and expense risks. The Group VEL administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Certificate was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Group VEL administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See "CHARGES AND DEDUCTIONS -- Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal."

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, will be deducted from Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See "THE CERTIFICATE -- Change In Face Amount" and "CHARGES AND DEDUCTIONS -- Charge For Change In Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE CERTIFICATE -- Transfer Privilege" and "CHARGES AND DEDUCTIONS -- Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS -- Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Companies. See "CHARGES AND DEDUCTIONS -- Charges Reflected in the Assets of the Group VEL Account." The levels of fees and expenses vary among the Underlying Investment Companies.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Group VEL Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Group VEL Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount of the Certificate or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount of the Certificate plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See "THE CERTIFICATE -- Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See "APPENDIX B -- PAYMENT OPTIONS."

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See "THE CERTIFICATE -- Change In Face Amount."

The minimum increase in Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE CERTIFICATE -- Free Look Period -- Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See "APPENDIX A -- OPTIONAL BENEFITS."

The cost of these optional insurance benefits will be deducted from Certificate Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

CERTIFICATE ISSUANCE


At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No" and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the Company's General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be allocated to the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen no later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate together with its attached enrollment form constitutes the entire agreement between the Company and you. Net Premiums may be allocated to one or more Sub-Accounts of the Group VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE CERTIFICATE -- Allocation of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

INVESTMENT OPTIONS

The Certificates permit Net Premiums to be allocated either to the Company's General Account or to the Group VEL Account. The Group VEL Account is currently comprised of twenty Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, of the Variable Insurance Products Fund ("Fidelity VIP") or the Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management, of T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., of the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International, or of the INVESCO Variable Investment Funds, Inc., (available only to employees of INVESCO and its affiliates) managed by INVESCO. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE CERTIFICATE -- Transfer Privilege."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.


                                                                       OTHER FUND
                                                                        EXPENSES
                                                                       (AFTER ANY
                                                    MANAGEMENT         APPLICABLE         TOTAL FUND
UNDERLYING FUND                                         FEE          REIMBURSEMENTS)       EXPENSES
------------------------------------------------  ---------------  -------------------  ---------------
Select International Equity Fund                          1.00%              0.23%*             1.23%**
DGPF International Equity Series                          0.64%              0.16%**            0.80%
Fidelity VIP Overseas Portfolio                           0.76%              0.17%              0.93%****
T. Rowe Price International Stock Portfolio               1.05%              0.00%              1.05%
Select Aggressive Growth Fund                             1.00%              0.08%*             1.08%
Select Capital Appreciation Fund                          1.00%              0.13%*             1.13%
Small-Mid Cap Value Fund                                  0.85%              0.12%*             0.97%
Select Growth Fund                                        0.85%              0.08%*             0.93%***
Growth Fund                                               0.44%              0.07%*             0.51%
Fidelity VIP Growth Portfolio                             0.61%              0.08%              0.69%**
Equity Index Fund                                         0.32%              0.14%*             0.46%
Select Growth and Income Fund                             0.75%              0.08%*             0.83%***
Fidelity VIP Equity-Income Portfolio                      0.51%              0.07%              0.58%****
Fidelity VIP II Asset Manager Portfolio                   0.64%              0.10%              0.74%****
Fidelity VIP High Income Portfolio                        0.59%              0.12%              0.71%
Investment Grade Income Fund                              0.40%              0.14%*             0.54%
Government Bond Fund                                      0.50%              0.16%*             0.66%
Money Market Fund                                         0.28%              0.06%*             0.34%

INVESCO VIF Industrial Income                             0.75%              0.20%              0.95%#
INVESCO VIF Total Return                                  0.75%              0.19%              0.94%#



* Under the Management Agreement with Allmerica Investment Trust, Allmerica Investment Management Company, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the Funds of the Trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.



** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through June 30, 1997. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 1.04%. The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., DELAWARE GROUP PREMIUM FUND, INC. AND INVESCO VARIABLE INVESTMENT FUNDS, INC."



*** These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.



**** A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Fidelity VIP Equity Income Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.92% for Fidelity VIP Overseas Portfolio and 0.73% for Fidelity VIP II Asset Manager Portfolio.


# Various expenses of the Industrial Income Portfolio and Total Return Portfolio were voluntarily absorbed by INVESCO in 1996. If such expenses had not been voluntarily absorbed, the total operating expenses would have been 1.19% and 1.30%, respectively.

FREE LOOK PERIOD

The Certificate provides for an initial Free Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

If your Certificate provides for a full refund of the initial premium under its "Right to Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Group VEL Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Group VEL Account, plus the fees and charges imposed on amounts in the Group VEL Account. After an increase in Face Amount, a right to cancel the increase also applies. See "THE CERTIFICATE -- Free Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue age, date of issue, and risk classifications as the original Certificate. See "THE CERTIFICATE -- Conversion Privileges."

PARTIAL WITHDRAWAL


After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE CERTIFICATE -- Partial Withdrawal" and "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate Year is 75% of an amount equal to Certificate Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "CERTIFICATE LOANS."

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

The failure to make premium payments will not cause a Certificate to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Certificate may be reinstated at any time within 3 years after the expiration of the grace period and prior to the Final Premium Payment Date. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

TAX TREATMENT

A Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest first" rule applies to any distribution of cash that is required under
Section 7702 of the Internal Revenue Code (the "Code") because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS -- Taxation of the Certificates."

A Certificate offered by this prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years exceeds the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

                            ------------------------

The Certificate summarizes the provisions of the group policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this prospectus, the Certificate and the group policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

                            PERFORMANCE INFORMATION

The Certificates were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see "CHARGES AND DEDUCTIONS."

In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1996. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/96


                                                                                      Years
                                                                       10 Years       Since
                                               One-Year                or Life     Inception*
                                                Total         5        of Fund      (if less
Underlying Fund                                 Return      Years     (if less)     than 10)
Select International Equity Fund                -100.00%        N/A      -71.72%        2.67
DGPF International Equity Series                -100.00%        N/A      -15.73%        4.17
Fidelity VIP Overseas Portfolio                 -100.00%     -13.33%      -2.18%        9.92
T. Rowe Price International Stock Portfolio     -100.00%        N/A      -46.42%        2.58
Select Aggressive Growth Fund                   -100.00%        N/A       -5.56%        4.36
Select Capital Appreciation Fund                -100.00%        N/A      -59.92%        1.67
Small-Mid Cap Value Fund                        -100.00%        N/A      -18.87%        3.67
Select Growth Fund                              -100.00%        N/A      -14.02%        4.36
Growth Fund                                     -100.00%      -8.92%       5.64%       10.00
Fidelity VIP Growth Portfolio                   -100.00%      -6.15%       6.04%       10.00
Equity Index Fund                               -100.00%      -6.79%       2.08%        6.26
Select Growth and Income Fund                   -100.00%        N/A      -12.66%        4.36
Fidelity VIP Equity-Income Portfolio            -100.00%      -2.87%       4.49%       10.00
Fidelity VIP II Asset Manager Portfolio         -100.00%     -10.77%      -1.93%        7.32
Fidelity VIP High Income Portfolio              -100.00%      -6.38%       1.58%       10.00
Investment Grade Income Fund                    -100.00%     -15.62%      -1.60%       10.00
Government Bond Fund                            -100.00%     -17.40%     -14.43%        5.35
Money Market Fund                               -100.00%     -19.27%      -4.41%       10.00

INVESCO VIF Industrial Income                   -100.00%        N/A      -35.55%        2.42
INVESCO VIF Total Return                        -100.00%        N/A      -40.21%        2.59

* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock; 8/10/94 for the INVESCO VIF Industrial Income and 6/2/94 for the INVESCO VIF Total Return.

                       TABLE II: SUB-ACCOUNT PERFORMANCE
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/96


                                                                                              Years
                                                                              10 Years        Since
                                                    One-Year                  or Life      Inception*
                                                     Total          5         of Fund       (if less
Underlying Fund                                      Return       Years      (if less)      than 10)
Select International Equity Fund                       21.15%         N/A        12.94%         2.67
DGPF International Equity Series                       19.25%         N/A        11.72%         4.17
Fidelity VIP Overseas Portfolio                        12.41%        8.44%        7.18%         9.92
T. Rowe Price International Stock Portfolio            13.95%         N/A         9.22%         2.58
Select Aggressive Growth Fund                          17.78%         N/A        18.99%         4.36
Select Capital Appreciation Fund                        8.09%         N/A        27.50%         1.67
Small-Mid Cap Value Fund                               27.69%         N/A        14.11%         3.67
Select Growth Fund                                     21.23%         N/A        11.92%         4.36
Growth Fund                                            19.41%       12.07%       14.04%        10.00
Fidelity VIP Growth Portfolio                          13.96%       14.41%       14.06%        10.00
Equity Index Fund                                      21.50%       13.86%       16.99%         6.26
Select Growth and Income Fund                          20.47%         N/A        13.04%         4.36
Fidelity VIP Equity-Income Portfolio                   13.54%       17.21%       13.00%        10.00
Fidelity VIP II Asset Manager Portfolio                13.85%       10.54%       10.96%         7.32
Fidelity VIP High Income Portfolio                     13.29%       14.21%       10.40%        10.00
Investment Grade Income Fund                            2.89%        6.59%        7.60%        10.00
Government Bond Fund                                    2.84%        5.17%        6.21%         5.35
Money Market Fund                                       4.67%        3.70%        5.18%        10.00

INVESCO VIF Industrial Income                          21.48%         N/A        20.67%         2.42
INVESCO VIF Total Return                               11.45%         N/A        13.22%         2.59


* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock; 8/10/94 for the INVESCO VIF Industrial Income and 6/2/94 for the INVESCO VIF Total Return.

               DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT,
         ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND,
                      VARIABLE INSURANCE PRODUCTS FUND II,
                      T. ROWE PRICE INTERNATIONAL SERIES,
                       DELAWARE GROUP PREMIUM FUND, INC.,
                  AND INVESCO VARIABLE INVESTMENT FUNDS, INC.

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July, 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America), 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.

THE GROUP VEL ACCOUNT

The Group VEL Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Group VEL Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Group VEL Account or the Company by the Commission.

The assets used to fund the variable portion of the Certificates are set aside in the Group VEL Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Group VEL Account may not be charged with any liabilities arising out of any other business of the Company. The Group VEL Account currently has twenty Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., the Delaware Group Premium Fund, Inc. or the INVESCO Variable Investment Fund Inc. ("Underlying Investment Companies").

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, formerly SMA Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VARIABLE INSURANCE PRODUCTS FUND


Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.



Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II."


VARIABLE INSURANCE PRODUCTS FUND II


Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see "INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Certificates: the Fidelity VIP II Asset Manager Portfolio.


T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Certificates: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the Commission under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Certificates, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "INVESTMENT ADVISORY SERVICES TO DGPF."

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, management investment company that was organized as a Maryland Corporation on August 19, 1993 and is registered with the Commission under the 1940 Act. INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser of the Industrial Income Fund and the Total Return Fund, the only Funds of INVESCO VIF that are available under the Certificates. These two Funds are available only to employees of INVESCO and its affiliates.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- the Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.


FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.


FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating. See the Fidelity VIP prospectus.


INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

THE FOLLOWING FUNDS ARE AVAILABLE ONLY TO EMPLOYEES OF INVESCO AND ITS
AFFILIATES:

INDUSTRIAL INCOME FUND OF INVESCO VIF -- The Industrial Income Fund VIF seeks the best possible current income while following sound investment practices. Capital growth potential is an additional but secondary consideration in the selection of portfolio securities. The Industrial Income Fund Seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation.

TOTAL RETURN FUND OF INVESCO VIF -- The Total Return Fund of INVESCO VIF seeks a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE,

DGPF, AND INVESCO VIF ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trust has entered into a Management Agreement with Allmerica Investment Management Company Inc. ("Allmerica Investment"), an indirect wholly-owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933, other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select International Equity Fund                       *                  1.00%

Select Aggressive Growth Fund                          *                  1.00%

Select Capital Appreciation Fund                       *                  1.00%

Small-Mid Cap Value Fund                       First $100 million         1.00%
                                               $100 - 250 million         0.85%
                                              $250 - $500 million         0.80%
                                              $500 - $750 million         0.75%
                                               Over $750 million          0.70%

Select Growth Fund                                     *                  0.85%

Growth Fund                                    First $50 million          0.60%
                                               $50 - 250 million          0.50%
                                               Over $250 million          0.35%

Equity Index Fund                              First $50 million          0.35%
                                               $50 - 250 million          0.30%
                                               Over $250 million          0.25%

Select Growth and Income Fund                          *                  0.75%

Investment Grade Income Fund                   First $50 million          0.50%
                                               $50 - 250 million          0.35%
                                               Over $250 million          0.25%

Government Bond Fund                                   *                  0.50%

Money Market Fund                              First $50 million          0.35%
                                               $50 - 250 million          0.25%
                                               Over $250 million          0.20%


* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.

Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from Allmerica Investment a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

              Sub-Adviser                                     Fund                          Net Asset Value         Rate
----------------------------------------    ----------------------------------------    ------------------------  ---------

Bank of Ireland Asset Management (U.S.)     Select International Equity Fund               First $50 million          0.45%
Limited                                                                                     Next $50 million          0.40%
                                                                                           Over $100 million          0.30%

Nicholas-Applegate Capital Management,      Select Aggressive Growth Fund                          **                 0.60%
L.P.

Janus Capital Corporation                   Select Capital Appreciation Fund               First $100 million         0.60%
                                                                                           Over $100 million          0.55%

CRM Advisors, LLC                           Small-Mid Cap Value Fund                       First $100 million         0.60%
                                                                                           $100 - 250 million         0.50%
                                                                                          $250 - $500 million         0.40%
                                                                                          $500 - $750 million        0.375%
                                                                                           Over $750 million          0.35%

Putnam Investment Management, Inc.          Select Growth Fund                             First $50 million          0.50%
                                                                                           $50 - 150 million          0.45%
                                                                                           $150 - 250 million         0.35%
                                                                                           $250 - 350 million         0.30%
                                                                                           Over $350 million          0.25%

Miller, Anderson & Sherrerd, LLP            Growth Fund                                            *                  *

Allmerica Asset Management, Inc.            Equity Index Fund                                      **                 0.10%

John A. Levin & Co., Inc.                   Select Growth and Income Fund                  First $100 million         0.40%
                                                                                           Next $200 million          0.25%
                                                                                           Over $300 million          0.30%

Allmerica Asset Management, Inc.            Investment Grade Income Fund                           **                 0.20%

Allmerica Asset Management, Inc.            Government Bond Fund                                   **                 0.20%

Allmerica Asset Management, Inc.            Money Market Fund                                      **                 0.10%


* Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd, LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:


   Aggregate Average Net
          Assets               Rate
---------------------------  ---------
     First $50 million          0.500%
     $50 - 100 million          0.375%
    $100 - 500 million          0.250%
    $500 - 850 million          0.200%
     Over $850 million          0.150%



** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.


The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II


For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The Prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:



1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.


2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas and the Fidelity VIP II Asset Manager Portfolios' fee rates are each made of two components:


1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.


2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.45% for the Fidelity VIP Overseas Portfolio and 0.25% for the Fidelity VIP II Asset Manager Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee of as high as 0.77% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

INVESTMENT ADVISORY SERVICES TO INVESCO VIF

INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for INVESCO VIF, and is primarily responsible for providing various administration services and supervising daily business affairs. INVESCO Trust Company serves as sub-adviser to the Industrial Income Fund. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Fund.

The Industrial Income Fund and the Total Return Fund each pay INVESCO a monthly fee equal to 0.75% annually of the first $500 million of the Fund's average daily net assets; 0.65% of the next $500 million of the Fund's average net assets and 0.55% of the Fund's average net assets in excess of $1 billion. The Prospectus of INVESCO VIF contains additional information concerning other expenses paid by the Funds.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Group VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Group VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Group VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price, the Series of DGPF, and the Funds of INVESCO VIF are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Group VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Group VEL Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Certificate Owners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.


At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No" and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.


Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the Company's General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Account investing in the Money

Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. If the "Payor Provision" is in effect, (see "CERTIFICATE TERMINATION AND REINSTATEMENT -- Payor Provisions") Payor premiums which are not "excess premiums" will be transferred to the Monthly Deduction Sub-Account not later than 3 days after underwriting approval of the Certificate.

FREE LOOK PERIOD

The Certificate provides for an initial Free Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail within seven days a refund. (The refund of any premium paid by check may be delayed until the check has cleared your bank.) If your Certificate provides for a full refund of the initial premium under its "Right to Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Group VEL Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Group VEL Account, plus the fees and charges imposed on amounts in the Group VEL Account.

After an increase in Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed,
(b) 10 days after you receive the new specification pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a notice of withdrawal rights to you. Upon canceling the increase, you will receive a credit to your Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Group VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Group VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue ages, dates of issue, and risk classifications as the original Certificate.

PREMIUM PAYMENTS

Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Group VEL Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Processing Date, from your checking account and applied as a premium under a Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service rules. However, notwithstanding the current maximum premium limitations, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for a Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Group VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "THE CERTIFICATE -- Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers involving the General Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of 100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invests in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option") or (b) to automatically reallocate Certificate value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.


TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS


The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a minimum death benefit in relation to cash value for a Certificate to qualify as life insurance. Under current Federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if a Certificate complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium Test Limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash surrender value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the minimum Death Benefit relative to the Certificate Value are different. Required increases in the minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT.

Under Option 1, the Death Benefit is equal to the greater of Face Amount or the Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the death benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT.

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit, as set forth in the Table below. The Death Benefit will therefore vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing death benefit as early as possible. The death benefit will increase whenever there is an increase in the Certificate Value and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST.

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, gives a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "7-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the death benefit will increase whenever there is an increase in the Certificate Value and will decrease whenever there is a decrease in the Certificate Level, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see "CERTIFICATE TERMINATION AND REINSTATEMENT"), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See "APPENDIX B -- PAYMENT OPTIONS." The Death Proceeds payable depends on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) The Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by written request. There is no charge for a change in option.

MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                          MINIMUM DEATH BENEFIT TABLE
                            (OPTION 1 AND OPTION 2)

 Age of Insured                                   Percentage of
on Date of Death                                Certificate Value
----------------------------------------------  -----------------
    40 and under..............................           250%
    45........................................           215%
    50........................................           185%
    55........................................           150%
    60........................................           130%
    65........................................           120%
    70........................................           115%
    75........................................           105%
    80........................................           105%
    85........................................           105%
    90........................................           105%
    95 and above..............................           100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1 -- For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt. Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2 -- For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION


Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a written request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.


If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit; the Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Group VEL Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made. If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See "THE CERTIFICATE -- Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a written request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office, or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the written request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value, -- Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Certificate and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See "THE CERTIFICATE -- Free Look Period -- Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the Internal Revenue Service Rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see "CERTIFICATE TERMINATION AND REINSTATEMENT -- Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in, first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See "THE CERTIFICATE -- Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-

Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Group VEL Account; see "THE CERTIFICATE -- Enrollment Form For a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Account(s). Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Company's Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Group VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See "APPENDIX B -- PAYMENT OPTIONS."

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A -- OPTIONAL BENEFITS" may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in Face Amount. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options the Company offers. See "APPENDIX B -- PAYMENT OPTIONS." The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments."


For important tax considerations which may result from surrender see "FEDERAL TAX CONSIDERATIONS."


PAID-UP INSURANCE OPTION

On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

- As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

- We will not allow transfers of Certificate Value from the fixed account back to the Group VEL Account

- You may not make further payments

- You may not increase or decrease the Face Amount or make partial withdrawals

- Riders will continue only with our consent

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loan. We will transfer the Certificate Value in the Group VEL Account to the fixed account on the date we receive written request to elect the option.


On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of your Certificate, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS -- Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER CERTIFICATE PROVISIONS -- Postponement Of Payments." For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Certificate to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, administering the Certificate, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

Certain of the charges and deductions described below may be reduced for Certificates issued in connection with a specific group in accordance with the Company's rules in effect as of the date an enrollment form for a Certificate is approved. To qualify for such a reduction, a group must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the group, the purposes for which Certificates are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Certificate Owners and all other Certificate Owners funded by the Group VEL Account.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes") and for sales expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Certificate is issued. The charge for sales expenses may range from zero to 5%. The sales charge may vary depending on the group to which the Certificates are issued, including average number of participants, average Face Amount of the Certificates, anticipated average annual premiums and the actual sales expense incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Certificate is issued. The Monthly Deduction may also include a charge for Group VEL administrative expenses and a charge for mortality and expense risks. The Group VEL administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Certificate was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See "THE CERTIFICATE -- Charge for Change In Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Group VEL administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

- multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

  - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3, or

  - the Face Amount plus the Certificate Value under Death Benefit Option 2.

When the Minimum Death Benefit is in effect, the cost under insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See "THE CERTIFICATE -- Change In Face Amount: Decreases."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial face amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the underwriting class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable underwriting class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-smoker, for unisex Certificates) and the Insured's Age. The Tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Contract, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Certificate was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate and will compensate the Company for first year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY GROUP VEL ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Group VEL Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Group VEL Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE GROUP VEL ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF and INVESCO VIF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

A separate surrender charge may apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Certificate Value to the increase and to allocate subsequent premium payments between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value were withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

- first, the surrender charge for the most recent increase in Face Amount;

- second, the surrender charge for the next most recent increase successively;

- last, the surrender charge for the initial Face Amount.

See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES" for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate Year. See "THE CERTIFICATE -- Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See "THE CERTIFICATE -- Conversion Privileges" and "CERTIFICATE LOANS."

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, will be deducted from Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of this Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges as well as Monthly Deductions and interest on Debt to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be canceled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (8% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such accounts in accordance with your instructions.

If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Group VEL Account cannot exceed Certificate Value previously transferred from the Group VEL Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

- the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

- if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which your Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than 3 days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if your Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any death benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may upon written request discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within 3 years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

- a written enrollment form for reinstatement,

- Evidence of Insurability; and

- a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

- the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Company's Principal Office; PLUS

- an amount equal to the Certificate Value less Debt on the date of default;
  MINUS

- the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form for the Certificate. The Certificate Owner is generally entitled to exercise all rights under a Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the owner (or the owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Company's Principal Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

THE FOLLOWING CERTIFICATE PROVISIONS MAY VARY BY STATE:

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Group VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (ii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Group VEL Account's net assets. Payments under the

Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                        DIRECTORS AND PRINCIPAL OFFICERS

            NAME AND POSITION                       PRINCIPAL OCCUPATION(S) DURING
              WITH COMPANY                                  PAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Bruce C. Anderson                          Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

Abigail M. Armstrong                       Secretary of First Allmerica since 1996; Counsel,
 Secretary and Counsel                      First Allmerica

John P. Kavanaugh                          Director and Chief Investment Officer of First
 Director, Vice President and Chief         Allmerica since 1996; Vice President, First
 Investment Officer                         Allmerica since 1991

John F. Kelly                              Director of First Allmerica since 1996; Senior
 Director                                   Vice President, General Counsel and Assistant
                                            Secretary, First Allmerica

J. Barry May                               Director of First Allmerica since 1996; Director
 Director                                   and President, The Hanover Insurance Company
                                            since 1996; Vice President, The Hanover
                                            Insurance Company, 1993 to 1996

James R. McAuliffe                         Director of First Allmerica since 1996; President
 Director                                   and CEO, Citizens Insurance Company of America
                                            since 1994; Vice President 1982 to 1994 and
                                            Chief Investment Officer, First Allmerica 1986
                                            to 1994

John F. O'Brien                            Director, Chairman of the Board, President and
 Director and Chairman of the Board         Chief Executive Officer, First Allmerica since
                                            1989

Edward J. Parry, III                       Director and Chief Financial Officer of First
 Director, Vice President, Chief            Allmerica since 1996; Vice President and
 Financial Officer and Treasurer            Treasurer, First Allmerica since 1993

Richard M. Reilly                          Director of First Allmerica since 1996; Vice
 Director, President and Chief Executive    President, First Allmerica since 1990; Director,
 Officer                                    Allmerica Investments, Inc. since 1990; Director
                                            and President, Allmerica Investment Management
                                            Company, Inc. since 1990

Larry C. Renfro                            Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica since 1990

Eric A. Simonsen                           Director of First Allmerica since 1996; Vice
 Director and Vice President                President, First Allmerica since 1990; Chief
                                            Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule                           Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

                                  DISTRIBUTION


Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Group VEL Account. Allmerica Investments, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.



The Company pays commissions to broker-dealers which sell the Certificates based on a commission schedule. After issue of the Certificate or an increase in Face Amount, commissions may be up to 25% of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative commission schedules are available with lower initial commission amounts based on premium payments, plus ongoing annual compensation of up to 0.50% of Certificate Value. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first year or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Group VEL Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.


                                    SERVICES



The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Group VEL Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Group VEL Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                    REPORTS

The Company will maintain the records relating to the Group VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Group VEL Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Group VEL Account is a party, or to which the assets of the Group VEL Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Group VEL Account.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Commission. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Commission. Statements contained in this prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the Commission's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of Allmerica Financial Life Insurance and Annuity Company prepared in accordance with generally accepted accounting principles as of and for the year ended December 31, 1996 and the statutory basis financial statements of Allmerica Financial Life Insurance and Annuity Company for 1995 and each of the three years ended December 31, 1995 and the financial statements for the Group VEL Account of the Company as of December 31, 1996 and for the periods indicated included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of Allmerica Financial Insurance and Annuity Company included herein should be considered only as bearing on the ability of Allmerica Financial Life Insurance and Annuity Company to meet its obligations under the Policies.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE GROUP VEL ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986 and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Group VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Group VEL Account.

The Company will review periodically the question of a charge to the Group VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Group VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Group VEL Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "MODIFIED ENDOWMENT CONTRACTS."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Group VEL Account.


Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first fifteen years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.


POLICY LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "MODIFIED ENDOWMENT CONTRACTS." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.


Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually-owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.


MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance Certificate, including a Certificate offered by this prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums.

If a Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the disclosures in this Section have not been reviewed by the Securities and Exchange Commission. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under a Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE

This prospectus describes certificates issued under a flexible premium variable life insurance Certificate and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Group VEL Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Certificate, or an increase in Face Amount, has been in force for 15 Certificate years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS


Financial Statements for the Company and for the Group VEL Account are included in this prospectus beginning immediately after this section. The financial statements of the Company and for the Group VEL Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Group VEL Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

    In our opinion, the accompanying balance sheet and the related statement of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Price Waterhouse LLP

Boston, Massachusetts
February 3, 1997

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                              STATEMENT OF INCOME

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 REVENUES
   Premiums.....................................  $   32.7
     Universal life and investment product
      policy fees...............................     176.2
     Net investment income......................     171.7
     Net realized investment losses.............      (3.6)
     Other income...............................       0.9
                                                  ---------
         Total revenues.........................     377.9
                                                  ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................     192.6
     Policy acquisition expenses................      49.9
     Other operating expenses...................      86.6
                                                  ---------
         Total benefits, losses and expenses....     329.1
                                                  ---------
 Income before federal income taxes.............      48.8
                                                  ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      26.9
     Deferred...................................      (9.8)
                                                  ---------
         Total federal income tax expense.......      17.1
                                                  ---------
 Net income.....................................  $   31.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                                 BALANCE SHEET

 DECEMBER 31,
 (IN MILLIONS)                                                1996
 --------------------------------------------------------  ----------
 ASSETS
   Investments:
     Fixed maturities-at fair value (amortized cost of
      $1,660.2)..........................................  $ 1,698.0
     Equity securities-at fair value (cost of $33.0).....       41.5
     Mortgage loans......................................      221.6
     Real estate.........................................       26.1
     Policy loans........................................      131.7
     Other long-term investments.........................        7.9
                                                           ----------
         Total investments...............................    2,126.8
                                                           ----------
   Cash and cash equivalents.............................       18.8
   Accrued investment income.............................       37.7
   Deferred policy acquisition costs.....................      632.7
                                                           ----------
   Reinsurance receivables:
     Future policy benefits..............................       68.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................        3.5
     Other...............................................        0.9
                                                           ----------
         Total reinsurance receivables...................       72.5
                                                           ----------
   Other assets..........................................        8.2
   Separate account assets...............................    4,524.0
                                                           ----------
         Total assets....................................  $ 7,420.7
                                                           ----------
                                                           ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,163.0
     Outstanding claims, losses and loss adjustment
      expenses...........................................       15.4
     Unearned premiums...................................        2.7
     Contractholder deposit funds and other policy
      liabilities........................................       32.8
                                                           ----------
         Total policy liabilities and accruals...........    2,213.9
                                                           ----------
   Expenses and taxes payable............................       77.3
   Deferred federal income taxes.........................       60.2
   Separate account liabilities..........................    4,523.6
                                                           ----------
         Total liabilities...............................    6,875.0
                                                           ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,518 shares issued and outstanding.....        2.5
   Additional paid-in-capital............................      346.3
   Unrealized appreciation on investments, net...........       20.5
   Retained earnings.....................................      176.4
                                                           ----------
         Total shareholder's equity......................      545.7
                                                           ----------
         Total liabilities and shareholder's equity......  $ 7,420.7
                                                           ----------
                                                           ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 COMMON STOCK
     Balance at beginning of year...............  $    2.5
     Issued during year.........................      --
                                                  ---------
     Balance at end of year.....................       2.5
                                                  ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     324.3
     Contributed from parent....................      22.0
                                                  ---------
     Balance at end of year.....................     346.3
                                                  ---------
 RETAINED EARNINGS
     Balance at beginning of year...............     144.7
     Net income.................................      31.7
                                                  ---------
     Balance at end of year.....................     176.4
                                                  ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............      23.8
                                                  ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
         available-for-sale securities..........      (5.1)
         (Provision) benefit for deferred
         federal income taxes...................       1.8
                                                  ---------
                                                      (3.3)
                                                  ---------
         Balance at end of year.................      20.5
                                                  ---------
             Total shareholder's equity.........  $  545.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                            STATEMENT OF CASH FLOWS

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                    1996
 --------------------------------------------  ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    31.7
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Net realized losses.................        3.6
         Net amortization and depreciation...        3.5
         Deferred federal income taxes
         (benefits)..........................       (9.8)
         Change in deferred policy
         acquisition costs...................      (66.8)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................       (0.2)
         Change in accrued investment
         income..............................        1.2
         Change in policy liabilities and
         accruals, net.......................      (39.9)
         Change in reinsurance receivable....       (1.5)
         Change in expenses and taxes
         payable.............................       32.3
         Separate account activity, net......       10.5
         Other, net..........................       (0.2)
                                               ----------
             Net cash provided by operating
                activities...................      (35.6)
                                               ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................      809.4
     Proceeds from disposals of equity
      securities.............................        1.5
     Proceeds from disposals of other
      investments............................       17.5
     Proceeds from mortgages matured or
      collected..............................       34.0
     Purchase of available-for-sale fixed
      maturities.............................     (795.8)
     Purchase of equity securities...........      (13.2)
     Purchase of other investments...........      (36.2)
     Other investing activities, net.........       (2.1)
                                               ----------
             Net cash (used in) provided by
                investing activities.........       15.1
                                               ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
      capital paid in........................       22.0
                                               ----------
             Net cash provided by financing
                activities...................       22.0
                                               ----------
 Net change in cash and cash equivalents.....        1.5
 Cash and cash equivalents, beginning of
  year.......................................       17.3
                                               ----------
 Cash and cash equivalents, end of year......  $    18.8
                                               ----------
                                               ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.4
     Income taxes paid.......................  $    16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION

    Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation, which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

    The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

    The Company classifies all debt and equity securities as available-for-sale.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life and group variable universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

    Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values.

I.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    The Board of Directors has delegated to AFC management the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated life-nonlife return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

    In March, 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

2.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1996
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31                               AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1996.

    There were no contractual fixed maturity investment commitments at December 31, 1996.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1996
                                                              --------------------
DECEMBER 31                                                   AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------

Due in one year or less.....................................  $  129.2   $  130.0
Due after one year through five years.......................     459.0      473.4
Due after five years through ten years......................     735.1      751.1
Due after ten years.........................................     336.9      343.5
                                                              ---------  ---------
    Total...................................................  $1,660.2   $1,698.0
                                                              ---------  ---------
                                                              ---------  ---------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEAR ENDED DECEMBER 31                                  PROCEEDS FROM      GROSS  GROSS
(IN MILLIONS)                                                  VOLUNTARY SALES     GAINS  LOSSES
------------------------------------------------------------  ------------------   -----  ------

1996

Fixed maturities............................................   $496.6              $4.3   $8.3
                                                              -------              -----  ------
Equity securities...........................................   $  1.5              $0.4   $0.1
                                                              -------              -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31                                  FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------

1996

Net appreciation (depreciation), beginning of year..........    $ 20.4      $ 3.4          $ 23.8
                                                              ----------   ------          ------
  Net (depreciation) appreciation on available-for-sale
    securities..............................................     (20.8)       6.7           (14.1)
  Net appreciation from the effect on deferred policy
    acquisition costs and on policy liabilities.............       9.0       --               9.0
  Provision for deferred federal income taxes...............       4.1       (2.3)            1.8
                                                              ----------   ------          ------
                                                                  (7.7)       4.4            (3.3)
                                                              ----------   ------          ------
Net appreciation, end of year...............................    $ 12.7      $ 7.8          $ 20.5
                                                              ----------   ------          ------
                                                              ----------   ------          ------

(1) Includes net appreciation on other investments of $2.2 million.

B.  MORTGAGE LOANS AND REAL ESTATE

    AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Mortgage loans..........................  $221.6
                                          ------
Real estate:
  Held for sale.........................    26.1
  Held for production of income.........    --
                                          ------
    Total real estate...................    26.1
                                          ------
Total mortgage loans and real estate....  $247.7
                                          ------
                                          ------

    Reserves for mortgage loans were $9.5 million at December 31, 1996.

    During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $16.0 million. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Property type:
  Office building.......................  $ 86.1
  Residential...........................    39.0
  Retail................................    55.9
  Industrial / warehouse................    52.6
  Other.................................    25.3
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------
Geographic region:

  South Atlantic........................  $ 72.9
  Pacific...............................    37.0
  East North Central....................    58.3
  Middle Atlantic.......................    35.0
  West South Central....................     5.7
  New England...........................    21.9
  Other.................................    28.1
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $58.6 million; 1998 -- $53.1 million; 1999 -- $21.5 million; 2000 --
$52.3 million; 2001 -- $7.7 million; and $28.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED                                               BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $12.5        $4.5       $7.5          $ 9.5
Real estate..............      2.1        --          0.4            1.7
                           ----------   ---------   ----------   ----------
    Total................    $14.6        $4.5       $7.9          $11.2
                           ----------   ---------   ----------   ----------
                           ----------   ---------   ----------   ----------

    The carrying value of impaired loans was $21.5 million with related reserves of $7.3 million as of December 31, 1996. All impaired loans were reserved as of December 31, 1996.

    The average carrying value of impaired loans was $26.3 million, with related interest income while such loans were impaired, of $3.4 million as of December 31, 1996.

D.  OTHER

    At December 31, 1996, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

3.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  ------

Fixed maturities.............................  $137.2
Mortgage loans...............................    22.0
Equity securities............................     0.7
Policy loans.................................    10.2
Real estate..................................     6.2
Other long-term investments..................     0.8
Short-term investments.......................     1.4
                                               ------
Gross investment income......................   178.5
Less investment expenses.....................    (6.8)
                                               ------
Net investment income........................  $171.7
                                               ------
                                               ------

    At December 31, 1996, mortgage loans on non-accrual status were $5.0 million, including restructured loans of $2.6 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.1 million in 1996. There were no fixed maturities on non-accrual status at December 31, 1996.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $25.4 million at December 31, 1996. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.6 million in 1996. Actual interest income on these loans included in net investment income aggregated $2.2 million in 1996.

    There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

B.  REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----

Fixed maturities.............................  $(3.3)
Mortgage loans...............................   (3.2)
Equity securities............................    0.3
Real estate..................................    2.5
Other........................................    0.1
                                               -----
Net realized investment losses...............  $(3.6)
                                               -----
                                               -----

    Proceeds from voluntary sales of investments in fixed maturities were $496.6 million in 1996. Realized gains on such sales were $4.3 million, and realized losses were $8.3 million for 1996.

4.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses. reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

    The estimated fair values of the financial instruments were as follows:

                                                       1996
                                               --------------------
DECEMBER 31                                    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE
---------------------------------------------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   18.8    $   18.8
  Fixed maturities...........................   1,698.0     1,698.0
  Equity securities..........................      41.5        41.5
  Mortgage loans.............................     221.6       229.3
  Policy loans...............................     131.7       131.7
  Reinsurance receivables....................      72.5        72.5
                                               ---------   --------
                                               $2,184.1    $2,191.8
                                               ---------   --------
                                               ---------   --------

FINANCIAL LIABILITIES
  Individual annuity contracts...............     910.2       703.6
  Supplemental contracts without life
    contingencies............................      15.9        15.9
  Other individual contract deposit funds....       0.3         0.3
                                               ---------   --------
                                               $  926.4    $  719.8
                                               ---------   --------
                                               ---------   --------

5.  DEBT

During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    Interest expense was $3.4 million in 1996, relating to interest payments on repurchase agreements, and is recorded in other operating expenses.

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----
Federal income tax expense (benefit)
  Current....................................  $26.9
  Deferred...................................   (9.8)
                                               -----
Total........................................  $17.1
                                               -----
                                               -----

    The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

    The deferred tax (assets) liabilities are comprised of the following at December 31, 1996:

DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  -------
Deferred tax (assets) liabilities
  Loss reserves..............................   (137.0)
  Deferred acquisition costs.................    186.9
  Investments, net...........................     14.2
  Bad debt reserve...........................     (1.1)
  Other, net.................................     (2.8)
                                               -------
Deferred tax liability, net..................  $  60.2
                                               -------
                                               -------

    Gross deferred income tax liabilities totaled $201.1 million at December 31, 1996. Gross deferred income tax assets totaled $140.9 million at December 31, 1996.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $112.4 million in 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $13.3 million at December 31, 1996.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

    At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The effects of reinsurance were as follows:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 Life insurance premiums:
   Direct.......................................  $   53.3
   Assumed......................................       3.1
   Ceded........................................     (23.7)
                                                  ---------
 Net premiums...................................  $   32.7
                                                  ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  206.4
   Assumed......................................       4.5
   Ceded........................................     (18.3)
                                                  ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  192.6
                                                  ---------
                                                  ---------

10.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                         1996
 --------------------------------------------------  --------
 Balance at beginning of year......................  $ 555.7
   Acquisition expenses deferred...................    116.6
   Amortized to expense during the year............    (49.9)
   Adjustment to equity during the year............     10.3
                                                     --------
 Balance at end of year............................  $ 632.7
                                                     --------
                                                     --------

11.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $178.6 million at December 31, 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $3.2 million in 1996.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996
 ---------------------------------------------------  ---------
 Statutory net income...............................  $    5.4
 Statutory Surplus..................................  $  234.0
                                                      ---------

14.  SUBSEQUENT EVENT (UNAUDITED)

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coninsurance arrangement to Metroplitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million to net income in the first quarter of 1997 related to the reinsurance of this business.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY
(FORMERLY SMA LIFE ASSURANCE COMPANY)
STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1995

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
DECEMBER 31, 1995

Statutory Financial Statements

Report of Independent Accountants....................................................       F-20

Statement of Assets, Liabilities, Surplus and Other Funds............................       F-22

Statement of Operations and Changes in Capital and Surplus...........................       F-23

Statement of Cash Flows..............................................................       F-24

Notes to Statutory Financial Statements..............................................       F-25

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
(formerly known as SMA Life Assurance Company)

We have audited the accompanying statutory basis statement of assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years ended December 31, 1995.

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
(formerly known as SMA Life Assurance Company)

Page 2

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years ended December 31, 1995, on the basis of accounting described in
Note 1.

As discussed in Note 1 to the financial statements, the Company's parent, State Mutual Life Assurance Company of America, converted from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company on October 16, 1995. In connection with this transaction, the Company changed its name to Allmerica Financial Life Insurance and Annuity Company and its parent became a wholly-owned subsidiary of Allmerica Financial Corporation.

           [LOGO]

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, MA

February 5, 1996

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF ASSETS, LIABILITIES, SURPLUS AND OTHER FUNDS
                               AS OF DECEMBER 31,
                                 (IN THOUSANDS)

ASSETS                                            1995        1994
                                               ----------  ----------

Cash.........................................  $    7,791  $    7,248
Investments:
  Bonds......................................   1,659,575   1,595,275
  Stocks.....................................      18,132      12,283
  Mortgage loans.............................     239,522     295,532
  Policy loans...............................     122,696     116,600
  Real estate................................      40,967      51,288
  Short term investments.....................       3,500      45,239
  Other invested assets......................      40,196      27,443
                                               ----------  ----------
      Total cash and investments.............   2,132,379   2,150,908

Premiums deferred and uncollected............      (1,231)      5,452
Investment income due and accrued............      38,413      39,442
Other assets.................................       6,060      10,569
Assets held in separate accounts.............   2,978,409   1,869,695
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

LIABILITIES, SURPLUS AND OTHER FUNDS

Liabilities:

Policy liabilities:
  Life reserves..............................  $  856,239  $  890,880
  Annuity and other fund reserves............     865,216     928,325
  Accident and health reserves...............     167,246     121,580
  Claims payable.............................      11,047      11,720
                                               ----------  ----------
      Total policy liabilities...............   1,899,748   1,952,505

Expenses and taxes payable...................      20,824      17,484
Other liabilities............................      27,499      36,466
Asset valuation reserve......................      31,556      20,786
Obligations related to separate account
 business....................................   2,967,547   1,859,502
                                               ----------  ----------
      Total liabilities......................   4,947,174   3,886,743
                                               ----------  ----------

Surplus and Other Funds:
  Common stock, $1,000 par value
      Authorized -- 10,000 shares
      Issued and outstanding -- 2,517
    shares...................................       2,517       2,517
  Paid-in surplus............................     199,307     199,307
  Unassigned surplus (deficit)...............       4,282     (13,621)
  Special contingency reserves...............         750       1,120
                                               ----------  ----------
      Total surplus and other funds..........     206,856     189,323
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

REVENUE                                           1995          1994          1993
                                               -----------   -----------   -----------

 Premiums and other considerations:
    Life.....................................  $   156,864   $   195,633   $   189,285
    Annuities................................      729,222       707,172       660,143
    Accident and health......................       31,790        31,927        35,718
    Reinsurance commissions and reserve
      adjustments............................       20,198         4,195         2,309
                                               -----------   -----------   -----------
      Total premiums and other
        considerations.......................      938,074       938,927       887,455

  Net investment income......................      167,470       170,430       177,612
  Realized capital losses, net of tax........       (2,295)      (17,172)       (7,225)
  Other revenue..............................       37,466        26,065        19,055
                                               -----------   -----------   -----------
      Total revenue..........................    1,140,715     1,118,250     1,076,897
                                               -----------   -----------   -----------

POLICY BENEFITS AND OPERATING EXPENSES

  Policy benefits:
    Claims, surrenders and other benefits....      391,254       331,418       275,290
    Increase (decrease) in policy reserves...      (22,669)       40,113        15,292
                                               -----------   -----------   -----------
      Total policy benefits..................      368,585       371,531       290,582
  Operating and selling expenses.............      150,215       164,175       160,928
  Taxes, except capital gains tax............       26,536        22,846        19,066
  Net transfers to separate accounts.........      556,856       553,295       586,539
                                               -----------   -----------   -----------
      Total policy benefits and operating
        expenses.............................    1,102,192     1,111,847     1,057,115
                                               -----------   -----------   -----------

NET INCOME...................................       38,523         6,403        19,782

Capital and Surplus, Beginning of Year.......      189,323       182,216       171,941
  Unrealized capital gains (losses) on
    investments..............................        8,279        12,170        (9,052)
  Transfer from (to) asset valuation
    reserve..................................      (10,770)       (9,822)        1,974
  Other adjustments..........................      (18,499)       (1,644)       (2,429)
                                               -----------   -----------   -----------

CAPITAL AND SURPLUS, END OF YEAR.............  $   206,856   $   189,323   $   182,216
                                               -----------   -----------   -----------
                                               -----------   -----------   -----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)


CASH FLOW FROM OPERATING ACTIVITIES               1995         1994         1993
                                               ----------   ----------   ----------

 Premiums, deposits and other income.........  $  964,129   $  962,147   $  902,725
  Allowances and reserve adjustments on
    reinsurance ceded........................      20,693        3,279       22,185
  Net investment income......................     170,949      173,294      182,843
  Net increase in policy loans...............      (6,096)      (7,585)      (7,812)
  Benefits to policyholders and
    beneficiaries............................    (393,472)    (330,900)    (298,612)
  Operating and selling expenses and taxes...    (153,504)    (193,796)    (171,533)
  Net transfers to separate accounts.........    (608,480)    (600,760)    (634,021)
  Federal income tax (excluding tax on
    capital gains)...........................      (6,771)     (19,603)       (4828)
  Other sources (applications)...............     (13,642)      19,868        7,757
                                               ----------   ----------   ----------

NET CASH PROVIDED BY (USED IN) OPERATING
 ACTIVITIES..................................     (26,194)       5,944       (1,296)
                                               ----------   ----------   ----------

CASH FLOW FROM INVESTING ACTIVITIES

  Sales and maturities of long term
    investments:
    Bonds....................................     572,640      478,512      386,414
    Stocks...................................         481           63           64
    Real estate and other invested assets....      13,008        3,008       11,094
    Repayment of mortgage principal..........      55,202       65,334       79,844
    Capital gains tax........................        (400)        (968)      (3,296)
  Acquisition of long term investments:
    Bonds....................................    (640,339)    (508,603)    (466,086)
    Stocks...................................         (44)          --           --
    Real estate and other invested assets....     (11,929)     (24,544)      (2,392)
    Mortgage loans...........................        (415)        (364)      (2,266)
    Other investing activities...............      (3,206)      18,934      (27,254)
                                               ----------   ----------   ----------

NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES..................................     (15,002)      31,372      (23,878)
                                               ----------   ----------   ----------
Net change in cash and short term
 investments.................................     (41,196)      37,316      (25,174)

CASH AND SHORT TERM INVESTMENTS

  Beginning of the year......................      52,487       15,171       40,345
                                               ----------   ----------   ----------
  End of the year............................  $   11,291   $   52,487   $   15,171
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------


   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION -- Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial" or the "Company", formerly SMA Life Assurance Company) is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by First Allmerica Financial Life Insurance Company ("First Allmerica", formerly, State Mutual Life Assurance Company of America), a stock life insurance company. On October 16, 1995, First Allmerica converted from a mutual life insurance company to a stock life insurance company. Concurrent with this transaction, First Allmerica became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by First Allmerica in accordance with a policy established by vote of First Allmerica's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which while common in the industry, vary in some respects from generally accepted accounting principles. Significant differences include:

       -Bonds considered to be "available-for-sale" or "trading" are not carried at fair value and changes in fair value are not recognized through surplus or the statement of operations, respectively;

       -The Asset Valuation Reserve, represents a reserve against possible losses on investments and is recorded as a liability through a charge to surplus. The Interest Maintenance Reserve is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes and is also recorded as a liability, however, the deferred net realized investment gains and losses are amortized into future income generally over the original period to maturity of the assets sold. These liabilities are not required under generally accepted accounting principles;

       -Total premiums, deposits and benefits on certain investment-type contracts are reflected in the statement of operations, instead of using the deposit method of accounting;

       -Policy acquisition costs, such as commissions, premium taxes and other items, are not deferred and amortized in relation to the revenue/gross profit streams from the related contracts;

       -Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions instead of using more realistic expense, interest, morbidity, mortality and voluntary withdrawal assumptions with provision made for adverse deviation;

       -Amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective liabilities;

       -Deferred federal income taxes are not provided for temporary differences between amounts reported in the financial statements and those included in the tax returns;

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

       -Certain adjustments related to prior years are recorded as direct charges or credits to surplus;

       -Certain assets, designated as "non-admitted" assets (principally agents' balances), are not recorded as assets, but are charged to surplus; and,

       -Costs related to other postretirement benefits are recognized only for employees that are fully vested.

The preparation of financial statements in accordance with practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the NAIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS -- Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Depreciation is generally calculated using the straight-line method.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS -- In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds, stocks and mortgage loans and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS -- In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS -- Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in capital and surplus.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES -- Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Reserves are computed using interest rates ranging from 3% to 6% for individual life insurance policies, 3% to 5 1/2% for accident and health policies and 3 1/2% to 9 1/2% for annuity contracts. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 1995 and 1994, approximately 84% and 77%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

FEDERAL INCOME TAXES -- AFC, its life insurance subsidiaries, First Allmerica and Allmerica Financial and its non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The federal income tax allocation policies and procedures are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

CAPITAL GAINS AND LOSSES -- Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve ("IMR"), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to capital and surplus. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold. The Company uses the seriatim method of amortization for interest related gains and losses arising from the sale of mortgages, and uses the group method to amortize interest related gains and losses arising from all other fixed income investments.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 2 -- INVESTMENTS

BONDS -- The carrying value and fair value of investments in bonds are as follows:

                                                                              DECEMBER 31, 1995
                                                            ------------------------------------------------------
                                                                            GROSS           GROSS
                                                             CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                                VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                            ----------  -------------   -------------   ----------

Federal government bonds..................................  $   67,039     $ 3,063         $    --      $   70,102
State, local and government agency bonds..................      13,607       2,290              23          15,874
Foreign government bonds..................................      12,121         772             249          12,644
Corporate securities......................................   1,471,422      55,836           6,275       1,520,983
Mortgage-backed securities................................      95,385         951              --          96,336
                                                            ----------  -------------   -------------   ----------
Total.....................................................  $1,659,574     $62,912         $ 6,457      $1,715,939
                                                            ----------  -------------   -------------   ----------
                                                            ----------  -------------   -------------   ----------


                                                                              DECEMBER 31, 1994
                                                            ------------------------------------------------------
                                                                            GROSS           GROSS
                                                             CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                                VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                            ----------  -------------   -------------   ----------

Federal government bonds..................................  $   17,651     $     8         $   762      $   16,897
State, local and government agency bonds..................       1,110          54              --           1,164
Foreign government bonds..................................      31,863          83           3,735          28,211
Corporate securities......................................   1,462,871       8,145          56,011       1,415,005
Mortgage-backed securities................................      81,780         268           1,737          80,311
                                                            ----------  -------------   -------------   ----------
Total.....................................................  $1,595,275     $ 8,558         $62,245      $1,541,588
                                                            ----------  -------------   -------------   ----------
                                                            ----------  -------------   -------------   ----------


The carrying value and fair value by contractual maturity at December 31, 1995, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.

                                         CARRYING    FAIR
(IN THOUSANDS)                            VALUE     VALUE
                                        --------------------

Due in one year or less................. $  250,578 $  258,436
Due after one year through five years...    736,003    763,179
Due after five years through ten
 years..................................    538,897    558,445
Due after ten years.....................    134,097    135,880
                                        --------------------
Total................................... $1,659,575 $1,715,940
                                        --------------------
                                        --------------------

MORTGAGE LOANS AND REAL ESTATE -- Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

at the time the original loan is made. At December 31, 1995 and 1994, mortgage loan and real estate investments were distributed by the following types and geographic regions:

(IN THOUSANDS)
PROPERTY TYPE                               1995      1994
----------------------------------------  --------  --------

Office buildings........................  $127,149  $140,292
Residential.............................    59,934    57,061
Retail..................................    29,578    72,787
Industrial/Warehouse....................    38,192    39,424
Other...................................    25,636    37,256
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------


GEOGRAPHIC REGION                           1995      1994
----------------------------------------  --------  --------

South Atlantic..........................  $ 86,410  $ 92,934
East North Central......................    55,991    72,704
Middle Atlantic.........................    38,666    48,688
Pacific.................................    32,803    39,892
West North Central......................    21,486    27,377
Mountain................................     9,939    12,211
New England.............................    24,886    26,613
East South Central......................     5,487     6,224
West South Central......................     4,821    20,177
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------

Reserves for mortgage loans and real estate reflected in the above amounts were $18.9 million and $21.0 million at December 31, 1995 and 1994, respectively.

NET INVESTMENT INCOME -- The components of net investment income for the year ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $122,318  $123,495  $126,729
Stocks.......................................     1,653     1,799       953
Mortgage loans...............................    26,356    31,945    40,823
Real estate..................................     9,139     8,425     9,493
Policy loans.................................     9,486     8,797     8,215
Other investments............................     3,951     1,651       674
Short term investments.......................     2,252     1,378       840
                                               --------  --------  --------
                                                175,155   177,490   187,727
  Less investment expenses...................     9,703     9,138    11,026
                                               --------  --------  --------
Net investment income, before IMR
 amortization................................   165,452   168,352   176,701
  IMR amortization...........................     2,018     2,078       911
                                               --------  --------  --------
Net investment income........................  $167,470  $170,430  $177,612
                                               --------  --------  --------
                                               --------  --------  --------

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

REALIZED CAPITAL GAINS AND LOSSES -- Realized capital gains (losses) on investments for the years ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $    727  $    645  $ 10,133
Stocks.......................................      (263)      (62)       16
Mortgage loans...............................    (1,083)  (17,142)      (83)
Real estate..................................    (1,892)      605    (2,044)
                                               --------  --------  --------
                                                 (2,511)  (15,954)    8,022
Less income tax..............................       400       968     3,296
                                               --------  --------  --------

Net realized capital gains (losses) before
 transfer to IMR.............................    (2,911)  (16,922)    4,726
Net realized capital gains transferred to
 IMR.........................................       616      (250)  (11,951)
                                               --------  --------  --------

Net realized capital gains (losses)..........  $ (2,295) $(17,172) $ (7,225)
                                               --------  --------  --------
                                               --------  --------  --------

Proceeds from voluntary sales of investments in bonds during 1995, 1994 and 1993 were $22.4 million, $17.9 million, and $13.2 million, respectively. Gross gains of $4.3 million, $3.0 million, and $4.5 million and gross losses of $5.2 million, $4.6 million, and $.5 million, respectively, were realized on those sales.

NOTE 3 -- FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS -- The carrying amounts reported in the statement of assets, liabilities, surplus and other funds approximate fair value.

BONDS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS -- Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

POLICY LOANS -- The carrying amount reported in the statement of assets, liabilities, surplus and other funds approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) -- Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                   1995                    1994
                                          ----------------------  ----------------------
                                           CARRYING      FAIR      CARRYING      FAIR
(IN THOUSANDS)                              VALUE       VALUE       VALUE       VALUE
                                          ----------  ----------  ----------  ----------

Financial Assets:
  Cash..................................  $    7,791  $    7,791  $    7,248  $    7,248
  Short term investments................       3,500       3,500      45,239      45,239
  Bonds.................................   1,659,575   1,715,940   1,595,275   1,541,588
  Stocks................................      18,132      18,414      12,283      12,590
  Mortgage loans........................     239,522     250,196     295,532     291,704
  Policy loans..........................     122,696     122,696     116,600     116,600

Financial Liabilities:
  Individual annuity contracts..........     803,099     797,024     869,230     862,662
  Supplemental contracts without life
    contingencies.......................      16,796      16,796      16,673      16,673
Other contract deposit funds............         632         632       1,105       1,105


NOTE 4 -- FEDERAL INCOME TAXES

The federal income tax provisions for 1995, 1994 and 1993 were $17.4 million, $13.1 million and $8.6 million, respectively, which include taxes applicable to realized capital gains of $.4 million, $1.0 million and $3.3 million.

The effective federal income tax rates were 27%, 67% and 30% in 1995, 1994 and 1993, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for federal tax purposes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has completed its examination of all of the consolidated federal income tax returns through 1988. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 5 -- REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:

(IN THOUSANDS)                                  1995     1994     1993
                                               -------  -------  -------

Reinsurance premiums assumed.................  $ 3,442  $ 3,788  $ 4,190
Reinsurance premiums ceded...................   42,914   17,430   14,798
Deduction from insurance liability including
 reinsurance recoverable on unpaid claims....   82,227   46,734   42,805

Individual life premiums ceded to First Allmerica aggregated $6.8 million, $7.8 million and $9.0 million in 1995, 1994 and 1993, respectively. The Company has also entered into various reinsurance agreements with First Allmerica under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from First Allmerica. Premiums assumed pursuant to these agreements aggregated $3.4 million, $3.8 million and $4.2 million in 1995, 1994 and 1993, respectively.

During the year Allmerica Financial entered into a coinsurance agreement to reinsure substantially all of its yearly renewable term life insurance. Premiums ceded and reinsurance credits taken under this agreement amounted to $25.4 million and $20.7 million, respectively. At December 31, 1995, the deduction from insurance liability, including reinsurance recoverable on unpaid claims under this agreement was $12.7 million.

NOTE 6 -- ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed and recorded.

The policy and claims liabilities related to the Company's accident and health business were $169.7 million and $123.5 million at December 31, 1995 and 1994, respectively. Accident and health policy and claims liabilities have been re-estimated for all prior years and were increased by $42.5 million, $10.9 million and $13.2 million, in 1995, 1994 and 1993, respectively, including $21.9 million and $2.8 million recorded as an adjustment to surplus in 1995 and 1993, respectively. The unfavorable development is primarily due to reserve strengthening and adverse experience in the Company's individual accident and health line of business.

NOTE 7 -- DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

Commissioner of Insurance. At January 1, 1996, the Company could pay dividends of $4.3 million to First Allmerica, without prior approval.

NOTE 8 -- OTHER RELATED PARTY TRANSACTIONS

First Allmerica provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from First Allmerica were $85.8 million, $102.5 million and $98.9 million in 1995, 1994 and 1993, respectively. The net amounts payable to First Allmerica and affiliates for accrued expenses and various other liabilities and receivables were $12.6 million and $8.3 million at December 31, 1995 and 1994, respectively.

NOTE 9 -- FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal First Allmerica, which is licensed in New York, became qualified to sell the products previously sold by Allmerica Financial in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1995, the carrying value and fair value of the assets or deposit was $295.0 million and $303.6 million, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $4.2 million and $3.9 million were on deposit with various other state and governmental authorities as of December 31, 1995 and 1994, respectively.

NOTE 10 -- LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

    In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 12, 102, 103, 104, 105, 106, 150,
207, 301 and 302) constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
March 26, 1997

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                             INVESTMENT                     EQUITY
                                                GROWTH      GRADE INCOME   MONEY MARKET      INDEX      GOVERNMENT BOND
                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                                   1             2              3              4               5
                                              -----------   ------------   ------------   -----------   ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $ 658,226      $     230      $  78,099     $   6,685       $   2,917
Investments in shares of Fidelity Variable
  Insurance Products Funds..................      --            --             --             --             --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --            --             --             --             --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --            --             --             --             --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................      --            --             --             --             --
                                              -----------   ------------   ------------   -----------   ---------------
  Total assets..............................     658,226            230         78,099         6,685           2,917

LIABILITIES:                                      --            --             --             --             --
                                              -----------   ------------   ------------   -----------   ---------------
  Net assets................................   $ 658,226      $     230      $  78,099     $   6,685       $   2,917
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------

Net asset distribution by category:
  Variable life policies....................   $ 658,226      $ --           $  78,099     $   6,685       $   2,917
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................      --                230        --             --             --
                                              -----------   ------------   ------------   -----------   ---------------
                                               $ 658,226      $     230      $  78,099     $   6,685       $   2,917
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------
Units outstanding, December 31, 1996........     458,003            200         71,786         4,514           2,606
Net asset value per unit, December 31,
  1996......................................   $1.437168      $1.147997      $1.087934     $1.480953       $1.118474

                                                   SELECT
                                              AGGRESSIVE GROWTH   SELECT GROWTH
                                                 SUB-ACCOUNT       SUB-ACCOUNT
                                                      6                 7
                                              -----------------   -------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $   8,452         $   1,806
Investments in shares of Fidelity Variable
  Insurance Products Funds..................       --                 --
Investment in shares of T. Rowe Price
  International Series, Inc.................       --                 --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................       --                 --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................       --                 --
                                              -----------------   -------------
  Total assets..............................          8,452             1,806
LIABILITIES:                                       --                 --
                                              -----------------   -------------
  Net assets................................      $   8,452         $   1,806
                                              -----------------   -------------
                                              -----------------   -------------
Net asset distribution by category:
  Variable life policies....................      $   8,452         $   1,806
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................       --                 --
                                              -----------------   -------------
                                                  $   8,452         $   1,806
                                              -----------------   -------------
                                              -----------------   -------------
Units outstanding, December 31, 1996........          5,721             1,255
Net asset value per unit, December 31,
  1996......................................      $1.477263         $1.438967

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                                                   SELECT          SMALL CAP           SELECT                 SELECT
                                              GROWTH AND INCOME      VALUE      INTERNATIONAL EQUITY   CAPITAL APPRECIATION
                                                 SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT
                                                      8                9                 11                     12
                                              -----------------   -----------   --------------------   --------------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $   2,365        $   5,997          $  62,676              $  14,998
Investments in shares of Fidelity Variable
  Insurance Products Funds..................       --                 --              --                     --
Investment in shares of T. Rowe Price
  International Series, Inc.................       --                 --              --                     --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................       --                 --              --                     --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................       --                 --              --                     --
                                              -----------------   -----------        ----------             ----------
  Total assets..............................          2,365            5,997             62,676                 14,998

LIABILITIES:                                       --                 --              --                     --
                                              -----------------   -----------        ----------             ----------
  Net assets................................      $   2,365        $   5,997          $  62,676              $  14,998
                                              -----------------   -----------        ----------             ----------
                                              -----------------   -----------        ----------             ----------

Net asset distribution by category:
  Variable life policies....................      $   2,365        $   5,997          $  62,676              $  14,998
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................       --                 --              --                     --
                                              -----------------   -----------        ----------             ----------
                                                  $   2,365        $   5,997          $  62,676              $  14,998
                                              -----------------   -----------        ----------             ----------
                                              -----------------   -----------        ----------             ----------
Units outstanding, December 31, 1996........          1,616            4,219             45,463                  9,897
Net asset value per unit, December 31,
  1996......................................      $1.463563        $1.421493          $1.378607              $1.515410

                                                 VIPF           VIPF           VIPF
                                              HIGH INCOME   EQUITY-INCOME     GROWTH
                                              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                  102            103            104
                                              -----------   -------------   -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $  --          $ --           $  --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................       4,051          4,446        328,329
Investment in shares of T. Rowe Price
  International Series, Inc.................      --            --              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --            --              --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................      --            --              --
                                              -----------   -------------   -----------
  Total assets..............................       4,051          4,446        328,329
LIABILITIES:                                      --            --              --
                                              -----------   -------------   -----------
  Net assets................................   $   4,051      $   4,446      $ 328,329
                                              -----------   -------------   -----------
                                              -----------   -------------   -----------
Net asset distribution by category:
  Variable life policies....................   $   4,051      $   4,446      $ 328,329
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................      --            --              --
                                              -----------   -------------   -----------
                                               $   4,051      $   4,446      $ 328,329
                                              -----------   -------------   -----------
                                              -----------   -------------   -----------
Units outstanding, December 31, 1996........       3,213          3,242        229,877
Net asset value per unit, December 31,
  1996......................................   $1.260898      $1.371126      $1.428286

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                                                 VIPF          VIPF II         T. ROWE PRICE              DGPF
                                               OVERSEAS     ASSET MANAGER   INTERNATIONAL STOCK   INTERNATIONAL EQUITY
                                              SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT
                                                  105            106                150                   207
                                              -----------   -------------   -------------------   --------------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $  --          $ --               $--                    $--
Investments in shares of Fidelity Variable
  Insurance Products Funds..................      18,314        191,687           --                    --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --            --                  60,066              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --            --                --                        2,730
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................      --            --                --                    --
                                              -----------   -------------       ----------             ----------
  Total assets..............................      18,314        191,687             60,066                  2,730

LIABILITIES:                                      --            --                --                    --
                                              -----------   -------------       ----------             ----------
  Net assets................................   $  18,314      $ 191,687          $  60,066              $   2,730
                                              -----------   -------------       ----------             ----------
                                              -----------   -------------       ----------             ----------

Net asset distribution by category:
  Variable life policies....................   $  18,314      $ 191,687          $  60,066              $   2,730
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................      --            --                --                    --
                                              -----------   -------------       ----------             ----------
                                               $  18,314      $ 191,687          $  60,066              $   2,730
                                              -----------   -------------       ----------             ----------
                                              -----------   -------------       ----------             ----------
Units outstanding, December 31, 1996........      15,045        148,802             53,861                  2,494
Net asset value per unit, December 31,
  1996......................................   $1.217256      $1.288205          $1.115198              $1.094489

                                                   INVESCO          INVESCO
                                              INDUSTRIAL INCOME   TOTAL RETURN
                                                 SUB-ACCOUNT      SUB-ACCOUNT
                                                     301              302
                                              -----------------   ------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $--               $ --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................       --                 --
Investment in shares of T. Rowe Price
  International Series, Inc.................       --                 --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................       --                 --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................          3,317            17,602
                                              -----------------   ------------
  Total assets..............................          3,317            17,602
LIABILITIES:                                       --                 --
                                              -----------------   ------------
  Net assets................................      $   3,317         $  17,602
                                              -----------------   ------------
                                              -----------------   ------------
Net asset distribution by category:
  Variable life policies....................      $   3,317         $  17,602
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................       --                 --
                                              -----------------   ------------
                                                  $   3,317         $  17,602
                                              -----------------   ------------
                                              -----------------   ------------
Units outstanding, December 31, 1996........          3,047            16,491
Net asset value per unit, December 31,
  1996......................................      $1.088590         $1.067333


   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                            GROWTH
                                         SUB-ACCOUNT 1                      INVESTMENT GRADE INCOME
                               FOR THE YEAR                                      SUB-ACCOUNT 2
                                  ENDED          FOR THE PERIOD     FOR THE YEAR ENDED    FOR THE PERIOD
                                 12/31/96      5/1/95* TO 12/31/95       12/31/96       5/1/95* TO 12/31/95
                             ----------------  -------------------  ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................      $ 54,246             $22                 $14                  $11

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................         1,681         --                   --                  --
                                  --------             ---                 ---                  ---
  Net investment income
    (loss)..................        52,565              22                  14                   11
                                  --------             ---                 ---                  ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................            35         --                   --                  --
  Net unrealized gain
    (loss)..................       (33,389)             17                  (6)                  11
                                  --------             ---                 ---                  ---
  Net realized and
    unrealized gain (loss)
    on investments..........       (33,354)             17                  (6)                  11
                                  --------             ---                 ---                  ---
  Net increase (decrease) in
    net assets from
    operations..............      $ 19,211             $39                 $ 8                  $22
                                  --------             ---                 ---                  ---
                                  --------             ---                 ---                  ---


                                          MONEY MARKET
                                          SUB-ACCOUNT 3
                             FOR THE YEAR ENDED    FOR THE PERIOD
                                  12/31/96       5/1/95* TO 12/31/95
                             ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................       $2,028                $ 7
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          682            --
                                   ------                ---
  Net investment income
    (loss)..................        1,346                  7
                                   ------                ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................           (1)           --
  Net unrealized gain
    (loss)..................      --                 --
                                   ------                ---
  Net realized and
    unrealized gain (loss)
    on investments..........           (1)           --
                                   ------                ---
  Net increase (decrease) in
    net assets from
    operations..............       $1,345                $ 7
                                   ------                ---
                                   ------                ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                         EQUITY INDEX
                                         SUB-ACCOUNT 4                          GOVERNMENT BOND
                               FOR THE YEAR                                      SUB-ACCOUNT 5
                                  ENDED          FOR THE PERIOD     FOR THE YEAR ENDED    FOR THE PERIOD
                                 12/31/96      5/1/95* TO 12/31/95       12/31/96       5/1/95* TO 12/31/95
                             ----------------  -------------------  ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................      $ 123                $17                 $57                  $ 9

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          7            --                        8              --
                                  -----                ---                 ---                  ---
  Net investment income
    (loss)..................        116                 17                  49                    9
                                  -----                ---                 ---                  ---

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................        128            --                        5              --
  Net unrealized gain
    (loss)..................       (123)                25                  (2)                   7
                                  -----                ---                 ---                  ---
  Net realized and
    unrealized gain (loss)
    on investments..........          5                 25                   3                    7
                                  -----                ---                 ---                  ---
  Net increase (decrease) in
    net assets from
    operations..............      $ 121                $42                 $52                  $16
                                  -----                ---                 ---                  ---
                                  -----                ---                 ---                  ---


                                    SELECT AGGRESSIVE GROWTH
                                          SUB-ACCOUNT 6
                             FOR THE YEAR ENDED    FOR THE PERIOD
                                  12/31/96       5/1/95* TO 12/31/95
                             ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................       $ 464             --  $
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          10             --
                                   -----                 ---
  Net investment income
    (loss)..................         454             --
                                   -----                 ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................         182             --
  Net unrealized gain
    (loss)..................        (425)                 49
                                   -----                 ---
  Net realized and
    unrealized gain (loss)
    on investments..........        (243)                 49
                                   -----                 ---
  Net increase (decrease) in
    net assets from
    operations..............       $ 211                 $49
                                   -----                 ---
                                   -----                 ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                         SELECT GROWTH
                                         SUB-ACCOUNT 7                     SELECT GROWTH AND INCOME
                               FOR THE YEAR                                      SUB-ACCOUNT 8
                                  ENDED          FOR THE PERIOD     FOR THE YEAR ENDED    FOR THE PERIOD
                                 12/31/96      5/1/95* TO 12/31/95       12/31/96       5/1/95* TO 12/31/95
                             ----------------  -------------------  ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................      $ 238            --  $                  $ 153                 $11

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          2            --                         2             --
                                  -----                ---                -----                 ---
  Net investment income
    (loss)..................        236            --                       151                  11
                                  -----                ---                -----                 ---

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................         92            --                        63             --
  Net unrealized gain
    (loss)..................       (229)                37                 (126)                 30
                                  -----                ---                -----                 ---
  Net realized and
    unrealized gain (loss)
    on investments..........       (137)                37                  (63)                 30
                                  -----                ---                -----                 ---
  Net increase (decrease) in
    net assets from
    operations..............      $  99                $37                $  88                 $41
                                  -----                ---                -----                 ---
                                  -----                ---                -----                 ---


                                         SMALL CAP VALUE
                                          SUB-ACCOUNT 9
                             FOR THE YEAR ENDED    FOR THE PERIOD
                                  12/31/96       5/1/95* TO 12/31/95
                             ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................        $292                 $ 7
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          19             --
                                   -----                 ---
  Net investment income
    (loss)..................         273                   7
                                   -----                 ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................         142             --
  Net unrealized gain
    (loss)..................         195                  14
                                   -----                 ---
  Net realized and
    unrealized gain (loss)
    on investments..........         337                  14
                                   -----                 ---
  Net increase (decrease) in
    net assets from
    operations..............        $610                 $21
                                   -----                 ---
                                   -----                 ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                  SELECT INTERNATIONAL EQUITY
                                        SUB-ACCOUNT 11                    SELECT CAPITAL APPRECIATION
                               FOR THE YEAR                                     SUB-ACCOUNT 12
                                  ENDED          FOR THE PERIOD     FOR THE YEAR ENDED    FOR THE PERIOD
                                 12/31/96      5/1/95* TO 12/31/95       12/31/96       5/1/95* TO 12/31/95
                             ----------------  -------------------  ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................      $1,260               $ 3                $  28                 $ 5

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................         119           --                        58             --
                                  ------               ---                -----                 ---
  Net investment income
    (loss)..................       1,141                 3                  (30)                  5
                                  ------               ---                -----                 ---

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................          70           --                        53             --
  Net unrealized gain
    (loss)..................       3,759                23                 (147)                 74
                                  ------               ---                -----                 ---
  Net realized and
    unrealized gain (loss)
    on investments..........       3,829                23                  (94)                 74
                                  ------               ---                -----                 ---
  Net increase (decrease) in
    net assets from
    operations..............      $4,970               $26                $(124)                $79
                                  ------               ---                -----                 ---
                                  ------               ---                -----                 ---


                                        VIPF HIGH INCOME
                                         SUB-ACCOUNT 102
                             FOR THE YEAR ENDED    FOR THE PERIOD
                                  12/31/96       5/1/95* TO 12/31/95
                             ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................        $ 23                 $--
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................           5             --
                                   -----                 ---
  Net investment income
    (loss)..................          18             --
                                   -----                 ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................          42             --
  Net unrealized gain
    (loss)..................          66                  21
                                   -----                 ---
  Net realized and
    unrealized gain (loss)
    on investments..........         108                  21
                                   -----                 ---
  Net increase (decrease) in
    net assets from
    operations..............        $126                 $21
                                   -----                 ---
                                   -----                 ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                      VIPF EQUITY-INCOME
                                        SUB-ACCOUNT 103                           VIPF GROWTH
                               FOR THE YEAR                                     SUB-ACCOUNT 104
                                  ENDED          FOR THE PERIOD     FOR THE YEAR ENDED    FOR THE PERIOD
                                 12/31/96      5/1/95* TO 12/31/95       12/31/96       5/1/95* TO 12/31/95
                             ----------------  -------------------  ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................       $ 17                $ 4                $   22            --  $

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          7            --                        832            --
                                  -----                ---                ------                ---
  Net investment income
    (loss)..................         10                  4                  (810)           --
                                  -----                ---                ------                ---

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................         68            --                        151            --
  Net unrealized gain
    (loss)..................         87                 36                 2,233                 48
                                  -----                ---                ------                ---
  Net realized and
    unrealized gain (loss)
    on investments..........        155                 36                 2,384                 48
                                  -----                ---                ------                ---
  Net increase (decrease) in
    net assets from
    operations..............       $165                $40                $1,574                $48
                                  -----                ---                ------                ---
                                  -----                ---                ------                ---


                                          VIPF OVERSEAS
                                         SUB-ACCOUNT 105
                             FOR THE YEAR ENDED    FOR THE PERIOD
                                  12/31/96       5/1/95* TO 12/31/95
                             ------------------  -------------------
INVESTMENT INCOME:
  Dividends.................       $    6            --  $
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................           76            --
                                   ------                ---
  Net investment income
    (loss)..................          (70)           --
                                   ------                ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................          138            --
  Net unrealized gain
    (loss)..................        1,222                 15
                                   ------                ---
  Net realized and
    unrealized gain (loss)
    on investments..........        1,360                 15
                                   ------                ---
  Net increase (decrease) in
    net assets from
    operations..............       $1,290                $15
                                   ------                ---
                                   ------                ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                     VIPF II ASSET MANAGER
                                        SUB-ACCOUNT 106
                               FOR THE YEAR
                                  ENDED           FOR THE PERIOD
                                 12/31/96      5/1/95* TO 12/31/95
                             ----------------  --------------------
INVESTMENT INCOME:
  Dividends.................      $     18         --  $

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................           501         --
                                  --------             ---
  Net investment income
    (loss)..................          (483)        --
                                  --------             ---

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................           130         --
  Net unrealized gain
    (loss)..................         7,451              25
                                  --------             ---
  Net realized and
    unrealized gain (loss)
    on investments..........         7,581              25
                                  --------             ---
  Net increase (decrease) in
    net assets from
    operations..............      $  7,098             $25
                                  --------             ---
                                  --------             ---

                                T. ROWE PRICE INTERNATIONAL STOCK           DGPF INTERNATIONAL EQUITY
                                         SUB-ACCOUNT 150                         SUB-ACCOUNT 207
                                                   FOR THE PERIOD                           FOR THE PERIOD
                             FOR THE YEAR ENDED         ENDED         FOR THE YEAR ENDED        ENDED
                                  12/31/96           12/31/95(A)           12/31/96          12/31/95(A)
                             ------------------  -------------------  ------------------  ------------------
INVESTMENT INCOME:
  Dividends.................       $  749            --  $                -- $                -- $
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................          352            --                        2              --
                                   ------                ---                 ---                 ---
  Net investment income
    (loss)..................          397            --                       (2)             --
                                   ------                ---                 ---                 ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................          921            --                       18              --
  Net unrealized gain
    (loss)..................        3,447            --                       68              --
                                   ------                ---                 ---                 ---
  Net realized and
    unrealized gain (loss)
    on investments..........        4,368            --                       86              --
                                   ------                ---                 ---                 ---
  Net increase (decrease) in
    net assets from
    operations..............       $4,765            --  $                   $84              -- $
                                   ------                ---                 ---                 ---
                                   ------                ---                 ---                 ---

*   Date of initial investment.

(a) For the period ended December 31, 1995, there were no transactions for Sub-Accounts 150 and 207.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                      INVESCO                 INVESCO
                                 INDUSTRIAL INCOME          TOTAL RETURN
                                  SUB-ACCOUNT 301         SUB-ACCOUNT 302
                                  FOR THE PERIOD           FOR THE PERIOD
                                7/2/96* TO 12/31/96     7/2/96* TO 12/31/96
                             -------------------------  --------------------
INVESTMENT INCOME:
  Dividends.................           $ 210                    $459

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................               2                      22
                                       -----                   -----
  Net investment income
    (loss)..................             208                     437
                                       -----                   -----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain
    (loss)..................              25                     247
  Net unrealized gain
    (loss)..................            (141)                    (38)
                                       -----                   -----
  Net realized and
    unrealized gain (loss)
    on investments..........            (116)                    209
                                       -----                   -----
  Net increase (decrease) in
    net assets from
    operations..............           $  92                    $646
                                       -----                   -----
                                       -----                   -----

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                          GROWTH                  INVESTMENT GRADE INCOME
                                      SUB-ACCOUNT 1                    SUB-ACCOUNT 2
                             YEAR ENDED      PERIOD FROM      YEAR ENDED      PERIOD FROM
                              12/31/96   5/10/95* TO 12/31/95  12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------- ----------  --------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................  $ 52,565          $    22          $ 14            $    11
  Net realized gain (loss)
    on investments..........        35         --               --              --
  Net unrealized gain (loss)
    on investments..........   (33,389)              17            (6)                11
                             ----------           -----         -----              -----
  Net increase (decrease) in
    net assets from
    operations..............    19,211               39             8                 22
                             ----------           -----         -----              -----

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............   638,444         --               --              --
  Terminations..............    --             --               --              --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......       615         --               --              --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............      (283)             200         --                   200
                             ----------           -----         -----              -----
  Net increase in net assets
    from capital
    transactions............   638,776              200         --                   200
                             ----------           -----         -----              -----
  Net increase in net
    assets..................   657,987              239             8                222
NET ASSETS:
  Beginning of period.......       239         --                 222           --
                             ----------           -----         -----              -----
  End of period.............  $658,226          $   239          $230            $   222
                             ----------           -----         -----              -----
                             ----------           -----         -----              -----

                                       MONEY MARKET
                                      SUB-ACCOUNT 3
                             YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95
                             ----------  --------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss).................. $   1,346          $     7
  Net realized gain (loss)
    on investments..........        (1)        --
  Net unrealized gain (loss)
    on investments..........    --             --
                             ----------           -----
  Net increase (decrease) in
    net assets from
    operations..............     1,345                7
                             ----------           -----
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............   924,390         --
  Terminations..............       (13)        --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......  (847,613)        --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............      (217)             200
                             ----------           -----
  Net increase in net assets
    from capital
    transactions............    76,547              200
                             ----------           -----
  Net increase in net
    assets..................    77,892              207
NET ASSETS:
  Beginning of period.......       207         --
                             ----------           -----
  End of period............. $  78,099          $   207
                             ----------           -----
                             ----------           -----


*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      EQUITY INDEX                    GOVERNMENT BOND
                                      SUB-ACCOUNT 4                    SUB-ACCOUNT 5
                             YEAR ENDED      PERIOD FROM      YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95   12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------  ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................   $  116           $ 17            $   49           $  9
  Net realized gain (loss)
    on investments..........      128        --                      5        --
  Net unrealized gain (loss)
    on investments..........     (123)            25                (2)             7
                             ----------        -----          ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............      121             42                52             16
                             ----------        -----          ----------        -----

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    6,564        --                  2,984        --
  Terminations..............    --           --                  --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......       14        --                   (112)       --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (256)           200              (223)           200
                             ----------        -----          ----------        -----
  Net increase in net assets
    from capital
    transactions............    6,322            200             2,649            200
                             ----------        -----          ----------        -----
  Net increase in net
    assets..................    6,443            242             2,701            216

NET ASSETS:
  Beginning of period.......      242        --                    216        --
                             ----------        -----          ----------        -----
  End of period.............   $6,685           $242            $2,917           $216
                             ----------        -----          ----------        -----
                             ----------        -----          ----------        -----

                                SELECT AGGRESSIVE GROWTH
                                      SUB-ACCOUNT 6
                             YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................  $   454        -- $
  Net realized gain (loss)
    on investments..........      182        --
  Net unrealized gain (loss)
    on investments..........     (425)            49
                             ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............      211             49
                             ----------        -----
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    8,376        --
  Terminations..............    --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......      (88)       --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (296)           200
                             ----------        -----
  Net increase in net assets
    from capital
    transactions............    7,992            200
                             ----------        -----
  Net increase in net
    assets..................    8,203            249
NET ASSETS:
  Beginning of period.......      249        --
                             ----------        -----
  End of period.............  $ 8,452           $249
                             ----------        -----
                             ----------        -----

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      SELECT GROWTH              SELECT GROWTH AND INCOME
                                      SUB-ACCOUNT 7                    SUB-ACCOUNT 8
                             YEAR ENDED      PERIOD FROM      YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95   12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------  ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................   $  236        -- $               $  151           $ 11
  Net realized gain (loss)
    on investments..........       92        --                     63        --
  Net unrealized gain (loss)
    on investments..........     (229)            37              (126)            30
                             ----------        -----          ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............       99             37                88             41
                             ----------        -----          ----------        -----

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    1,756        --                  2,353        --
  Terminations..............    --           --                  --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......    --                (1)              (31)       --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (285)           200              (286)           200
                             ----------        -----          ----------        -----
  Net increase in net assets
    from capital
    transactions............    1,471            199             2,036            200
                             ----------        -----          ----------        -----
  Net increase in net
    assets..................    1,570            236             2,124            241

NET ASSETS:
  Beginning of period.......      236        --                    241        --
                             ----------        -----          ----------        -----
  End of period.............   $1,806           $236            $2,365           $241
                             ----------        -----          ----------        -----
                             ----------        -----          ----------        -----

                                     SMALL CAP VALUE
                                      SUB-ACCOUNT 9
                             YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................   $  273           $  7
  Net realized gain (loss)
    on investments..........      142        --
  Net unrealized gain (loss)
    on investments..........      195             14
                             ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............      610             21
                             ----------        -----
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    5,481        --
  Terminations..............    --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......      (40)       --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (275)           200
                             ----------        -----
  Net increase in net assets
    from capital
    transactions............    5,166            200
                             ----------        -----
  Net increase in net
    assets..................    5,776            221
NET ASSETS:
  Beginning of period.......      221        --
                             ----------        -----
  End of period.............   $5,997           $221
                             ----------        -----
                             ----------        -----

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                               SELECT INTERNATIONAL EQUITY      SELECT CAPITAL APPRECIATION
                                     SUB-ACCOUNT 11                   SUB-ACCOUNT 12
                             YEAR ENDED      PERIOD FROM      YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95   12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------  ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................  $ 1,141           $  3           $   (30)          $  5
  Net realized gain (loss)
    on investments..........       70        --                     53        --
  Net unrealized gain (loss)
    on investments..........    3,759             23              (147)            74
                             ----------        -----          ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............    4,970             26              (124)            79
                             ----------        -----          ----------        -----

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............   57,697        --                 15,400        --
  Terminations..............    --           --                  --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......       49        --                   (258)       --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (266)           200              (299)           200
                             ----------        -----          ----------        -----
  Net increase in net assets
    from capital
    transactions............   57,480            200            14,843            200
                             ----------        -----          ----------        -----
  Net increase in net
    assets..................   62,450            226            14,719            279

NET ASSETS:
  Beginning of period.......      226        --                    279        --
                             ----------        -----          ----------        -----
  End of period.............  $62,676           $226           $14,998           $279
                             ----------        -----          ----------        -----
                             ----------        -----          ----------        -----

                                    VIPF HIGH INCOME
                                     SUB-ACCOUNT 102
                             YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................   $   18        -- $
  Net realized gain (loss)
    on investments..........       42        --
  Net unrealized gain (loss)
    on investments..........       66             21
                             ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............      126             21
                             ----------        -----
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    3,933        --
  Terminations..............    --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......       21        --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (250)           200
                             ----------        -----
  Net increase in net assets
    from capital
    transactions............    3,704            200
                             ----------        -----
  Net increase in net
    assets..................    3,830            221
NET ASSETS:
  Beginning of period.......      221        --
                             ----------        -----
  End of period.............   $4,051           $221
                             ----------        -----
                             ----------        -----

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                   VIPF EQUITY-INCOME                   VIPF GROWTH
                                     SUB-ACCOUNT 103                  SUB-ACCOUNT 104
                             YEAR ENDED      PERIOD FROM      YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95   12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------  ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................   $   10           $  4           $   (810)      -- $
  Net realized gain (loss)
    on investments..........       68        --                     151       --
  Net unrealized gain (loss)
    on investments..........       87             36              2,233            48
                             ----------        -----          ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............      165             40              1,574            48
                             ----------        -----          ----------        -----

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    4,266        --                 326,955       --
  Terminations..............    --           --                      (2)      --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......       46        --                    (162)            1
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (271)           200               (285)          200
                             ----------        -----          ----------        -----
  Net increase in net assets
    from capital
    transactions............    4,041            200            326,506           201
                             ----------        -----          ----------        -----
  Net increase in net
    assets..................    4,206            240            328,080           249

NET ASSETS:
  Beginning of period.......      240        --                     249       --
                             ----------        -----          ----------        -----
  End of period.............   $4,446           $240           $328,329          $249
                             ----------        -----          ----------        -----
                             ----------        -----          ----------        -----

                                      VIPF OVERSEAS
                                     SUB-ACCOUNT 105
                             YEAR ENDED      PERIOD FROM
                              12/31/96   5/1/95* TO 12/31/95
                             ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................  $   (70)       -- $
  Net realized gain (loss)
    on investments..........      138        --
  Net unrealized gain (loss)
    on investments..........    1,222             15
                             ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............    1,290             15
                             ----------        -----
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............   17,543        --
  Terminations..............       (1)       --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......     (496)       --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............     (237)           200
                             ----------        -----
  Net increase in net assets
    from capital
    transactions............   16,809            200
                             ----------        -----
  Net increase in net
    assets..................   18,099            215
NET ASSETS:
  Beginning of period.......      215        --
                             ----------        -----
  End of period.............  $18,314           $215
                             ----------        -----
                             ----------        -----

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  VIPF II ASSET MANAGER         T. ROWE PRICE INTERNATIONAL
                                     SUB-ACCOUNT 106                       STOCK
                                             PERIOD FROM              SUB-ACCOUNT 150
                             YEAR ENDED      5/10/95* TO      YEAR ENDED     PERIOD ENDED
                              12/31/96        12/31/95         12/31/96       12/31/95(A)
                             ----------  -------------------  ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................  $   (483)      -- $              $   397        -- $
  Net realized gain (loss)
    on investments..........       130       --                    921        --
  Net unrealized gain (loss)
    on investments..........     7,451            25             3,447        --
                             ----------        -----          ----------        -----
  Net increase (decrease) in
    net assets from
    operations..............     7,098            25             4,765        --
                             ----------        -----          ----------        -----

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............   184,389       --                 55,319        --
  Terminations..............        (1)      --                      0        --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......       233            --               (18)            --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............      (257)          200             --           --
                             ----------        -----          ----------        -----
  Net increase in net assets
    from capital
    transactions............   184,364           200            55,301        --
                             ----------        -----          ----------        -----
  Net increase in net
    assets..................   191,462           225            60,066        --

NET ASSETS:
  Beginning of period.......       225       --                  --           --
                             ----------        -----          ----------        -----
  End of period.............  $191,687          $225           $60,066        -- $
                             ----------        -----          ----------        -----
                             ----------        -----          ----------        -----


                                DGPF INTERNATIONAL EQUITY

                                     SUB-ACCOUNT 207
                             YEAR ENDED     PERIOD ENDED
                              12/31/96       12/31/95(A)
                             ----------  -------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................   $   (2)       --  $
  Net realized gain (loss)
    on investments..........       18        --
  Net unrealized gain (loss)
    on investments..........       68        --
                             ----------          ---
  Net increase (decrease) in
    net assets from
    operations..............       84        --
                             ----------          ---
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............    2,639        --
  Terminations..............    --           --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......        7             --
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............    --           --
                             ----------          ---
  Net increase in net assets
    from capital
    transactions............    2,646        --
                             ----------          ---
  Net increase in net
    assets..................    2,730        --
NET ASSETS:
  Beginning of period.......    --           --
                             ----------          ---
  End of period.............   $2,730        --  $
                             ----------          ---
                             ----------          ---


*    Date of initial investment.

(a) For the period ended December 31, 1995, there were no transactions for Sub-Accounts 150 and 207.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      INVESCO                 INVESCO
                                 INDUSTRIAL INCOME          TOTAL RETURN
                                  SUB-ACCOUNT 301         SUB-ACCOUNT 302
                                    PERIOD FROM             PERIOD FROM
                                7/2/96* TO 12/31/96     7/2/96* TO 12/31/96
                             -------------------------  --------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)..................          $  208                  $   437
  Net realized gain (loss)
    on investments..........              25                      247
  Net unrealized gain (loss)
    on investments..........            (141)                     (38)
                                      ------                  -------
  Net increase (decrease) in
    net assets from
    operations..............              92                      646
                                      ------                  -------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............           3,228                   17,025
  Terminations..............       --                        --
  Other transfers from (to)
    the General Account of
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......              (3)                     (69)
  Net increase (decrease) in
    net assets from
    investments by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor)...............       --                        --
                                      ------                  -------
  Net increase in net assets
    from capital
    transactions............           3,225                   16,956
                                      ------                  -------
  Net increase in net
    assets..................           3,317                   17,602

NET ASSETS:
  Beginning of period.......       --                        --
                                      ------                  -------
  End of period.............          $3,317                  $17,602
                                      ------                  -------
                                      ------                  -------

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers twenty Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (VIPF) or the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T. Rowe) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd., or of INVESCO Variable Investment Funds, Inc. (INVESCO) managed by INVESCO Funds Group, Inc.. The Trust, VIPF, VIPF II, T. Rowe, DGPF, and INVESCO (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, DGPF, or INVESCO. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, DGPF, or INVESCO at net asset value.

FEDERAL INCOME TAXES The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT

                               DECEMBER 31, 1996

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II, T. Rowe, DGPF and INVESCO at December 31, 1996 were as follows:

                                                                                       PORTFOLIO INFORMATION
                                                                                 ---------------------------------
                                                                                                         NET ASSET
                                                                                 NUMBER OF   AGGREGATE     VALUE
  SUB-ACCOUNT  INVESTMENT PORTFOLIO                                               SHARES       COST      PER SHARE
  -----------  ----------------------------------------------------------------  ---------   ---------   ---------
               Allmerica Investment Trust:
    1          Growth..........................................................   282,137    $ 691,599    $ 2.333
    2          Investment Grade Income.........................................       212          225      1.084
    3          Money Market....................................................    78,099       78,099      1.000
    4          Equity Index....................................................     3,088        6,783      2.165
    5          Government Bond.................................................     2,816        2,912      1.036
    6          Select Aggressive Growth........................................     4,149        8,828      2.037
    7          Select Growth...................................................     1,263        2,000      1.430
    8          Select Growth and Income........................................     1,683        2,461      1.405
    9          Small Cap Value.................................................     3,969        5,788      1.511
    11         Select International Equity.....................................    46,221       58,895      1.356
    12         Select Capital Appreciation.....................................    10,100       15,072      1.485

               Fidelity Variable Insurance Products Fund:
    102        High Income.....................................................       324        3,964     12.520
    103        Equity-Income...................................................       211        4,322     21.030
    104        Growth..........................................................    10,544      326,046     31.140
    105        Overseas........................................................       972       17,077     18.840

               Fidelity Variable Insurance Products Fund II:
    106        Asset Manager...................................................    11,322      184,211     16.930

               T. Rowe Price International Series, Inc.:
    150        International Stock.............................................     4,752       56,619     12.640

               Delaware Group Premium Fund, Inc.:
    207        International Equity............................................       181        2,662     15.110

               INVESCO Variable Investment Funds, Inc.:
    301        Industrial Income...............................................       232        3,459     14.330
    302        Total Return....................................................     1,332       17,640     13.210

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge of up to $10. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the year ended December 31, 1996, these monthly deductions from sub-account policy values amounted to $335,040. For the year ended December 31, 1995, there were no monthly deductions from

                               GROUP VEL ACCOUNT

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED) sub-account policy values. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

The Company makes a charge of up to .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum. During the first 15 policy years, the Company also charges each Sub-Account up to .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values but paid to the Company on a monthly basis.

Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1996 and 1995, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT

                               DECEMBER 31, 1996

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II, T. Rowe, DGPF and INVESCO shares by Group VEL during the period ended December 31, 1996 were as follows:

  SUB-ACCOUNT   INVESTMENT PORTFOLIO                                                        PURCHASES    SALES
  ------------  --------------------------------------------------------------------------  ----------  --------
                Allmerica Investment Trust:
           1    Growth....................................................................  $  692,923  $  1,581
           2    Investment Grade Income...................................................          14        --
           3    Money Market..............................................................     847,187   769,294
           4    Equity Index..............................................................      11,021     4,584
           5    Government Bond...........................................................       3,172       473
           6    Select Aggressive Growth..................................................      12,160     3,714
           7    Select Growth.............................................................       2,866     1,159
           8    Select Growth and Income..................................................       3,749     1,563
           9    Small Cap Value...........................................................      16,501    11,062
          11    Select International Equity...............................................      68,954    10,332
          12    Select Capital Appreciation...............................................      34,018    19,205

                Fidelity Variable Insurance Products Fund:
         102    High Income...............................................................       5,492     1,769
         103    Equity-Income.............................................................       5,542     1,492
         104    Growth....................................................................     336,316    10,621
         105    Overseas..................................................................      31,373    14,633

                Fidelity Variable Insurance Products Fund II:
         106    Asset Manager.............................................................     206,903    23,023

                T. Rowe Price International Series, Inc.:
         150    International Stock.......................................................     163,954   108,256

                Delaware Group Premium Fund, Inc.:
         207    International Equity......................................................       3,517       874

                INVESCO Variable Investment Funds, Inc.:
         301    Industrial Income.........................................................       4,158       724
         302    Total Return..............................................................      25,705     8,312
                                                                                            ----------  --------
                Totals....................................................................  $2,475,525  $992,671
                                                                                            ----------  --------
                                                                                            ----------  --------

                        APPENDIX A -- OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This rider provides that, during periods of total disability continuing for more than the period of time specified in the rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and step children.

ACCIDENTAL DEATH BENEFIT RIDER

    This rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Certificate is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This rider allows a Certificate Owner which is a corporation or corporate grantor trust to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner.

                         APPENDIX B -- PAYMENT OPTIONS

PAYMENT OPTIONS

Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Group VEL Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision any option selection may be changed before the Death Proceeds becomes payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

         APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 6 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Group VEL Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest, (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Group VEL Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Certificate Value, and the daily charge against the Group VEL Account for mortality and expense risks equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Group VEL Account attributable to the Certificates.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and, in 1996, ranged from an annual rate of 0.34% to an annual rate of 1.23% of average daily net assets. The fees and expenses associated with the Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Policy Value among the Sub-Accounts.


Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small-Mid Cap Value Fund. In 1996 the expenses of the Funds of the Trust did not exceed the expense limitations.

Delaware International has voluntarily agreed to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 1.04%.

For the Industrial Income Fund and Total Return Fund of INVESCO VIF, the ratio of total expenses, less expenses voluntarily absorbed by the investment adviser, were 0.95% and 0.94%, respectively. If such expenses had not been voluntarily absorbed, the total operating expenses would have been 1.19% and 1.30%, respectively.

NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Group VEL Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Group VEL Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE


                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

               PREMIUMS             HYPOTHETICAL 0%
              PAID PLUS         GROSS INVESTMENT RETURN
               INTEREST    ----------------------------------
CERTIFICATE     AT 5%      SURRENDER    CERTIFICATE    DEATH
   YEAR        PER YEAR      VALUE         VALUE      BENEFIT
-----------   ----------   ----------   -----------   -------
     1            4,410          153         3,502    250,000
     2            9,040        3,565         6,914    250,000
     3           13,903        6,887        10,236    250,000
     4           19,008       10,249        13,464    250,000
     5           24,368       13,787        16,601    250,000

     6           29,996       17,232        19,644    250,000
     7           35,906       20,577        22,587    250,000
     8           42,112       23,823        25,431    250,000
     9           48,627       26,969        28,174    250,000
    10           55,469       30,010        30,814    250,000

    11           62,652       33,346        33,346    250,000
    12           70,195       35,735        35,735    250,000
    13           78,114       37,977        37,977    250,000
    14           86,430       40,076        40,076    250,000
    15           95,161       42,023        42,023    250,000

    16          104,330       43,806        43,806    250,000
    17          113,956       45,448        45,448    250,000
    18          124,064       46,935        46,935    250,000
    19          134,677       48,253        48,253    250,000
    20          145,820       49,388        49,388    250,000

  Age 60         95,161       42,023        42,023    250,000
  Age 65        145,820       49,388        49,388    250,000
  Age 70        210,477       51,357        51,357    250,000
  Age 75        292,995       44,916        44,916    250,000

                      HYPOTHETICAL 6%                      HYPOTHETICAL 12%
                  GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
             ----------------------------------   ----------------------------------
CERTIFICATE  SURRENDER    CERTIFICATE    DEATH    SURRENDER    CERTIFICATE    DEATH
   YEAR        VALUE         VALUE      BENEFIT     VALUE         VALUE      BENEFIT
-----------  ----------   -----------   -------   ----------   -----------   -------
     1             382         3,731    250,000         611         3,960    250,000
     2           4,242         7,591    250,000       4,948         8,297    250,000
     3           8,236        11,585    250,000       9,699        13,048    250,000
     4          12,500        15,715    250,000      15,039        18,254    250,000
     5          17,174        19,987    250,000      21,150        23,963    250,000
     6          21,993        24,405    250,000      27,814        30,225    250,000
     7          26,958        28,967    250,000      35,083        37,093    250,000
     8          32,074        33,682    250,000      43,024        44,632    250,000
     9          37,348        38,554    250,000      51,708        52,913    250,000
    10          42,783        43,587    250,000      61,212        62,015    250,000
    11          48,784        48,784    250,000      72,025        72,025    250,000
    12          54,122        54,122    250,000      83,014        83,014    250,000
    13          59,604        59,604    250,000      95,092        95,092    250,000
    14          65,244        65,244    250,000     108,393       108,393    250,000
    15          71,043        71,043    250,000     123,055       123,055    250,000
    16          77,002        77,002    250,000     139,237       139,237    250,000
    17          83,155        83,155    250,000     157,141       157,141    250,000
    18          89,504        89,504    250,000     176,973       176,973    250,000
    19          96,054        96,054    250,000     198,972       198,972    250,000
    20         102,813       102,813    250,000     223,320       223,320    272,451
  Age 60        71,043        71,043    250,000     123,055       123,055    250,000
  Age 65       102,813       102,813    250,000     223,320       223,320    272,451
  Age 70       139,910       139,910    250,000     386,432       386,432    448,262
  Age 75       184,624       184,624    250,000     649,170       649,170    694,611

(1) Assumes a $4,200 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE


                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

               PREMIUMS             HYPOTHETICAL 0%
              PAID PLUS         GROSS INVESTMENT RETURN
               INTEREST    ----------------------------------
CERTIFICATE     AT 5%      SURRENDER    CERTIFICATE    DEATH
   YEAR        PER YEAR      VALUE         VALUE      BENEFIT
-----------   ----------   ----------   -----------   -------
     1            4,410            0         3,167    250,000
     2            9,040        2,879         6,228    250,000
     3           13,903        5,833         9,182    250,000
     4           19,008        8,807        12,022    250,000
     5           24,368       11,935        14,748    250,000

     6           29,996       14,947        17,358    250,000
     7           35,906       17,829        19,839    250,000
     8           42,112       20,574        22,182    250,000
     9           48,627       23,170        24,376    250,000
    10           55,469       25,603        26,407    250,000

    11           62,652       28,268        28,268    250,000
    12           70,195       29,950        29,950    250,000
    13           78,114       31,445        31,445    250,000
    14           86,430       32,744        32,744    250,000
    15           95,161       33,837        33,837    250,000

    16          104,330       34,697        34,697    250,000
    17          113,956       35,302        35,302    250,000
    18          124,064       35,617        35,617    250,000
    19          134,677       35,596        35,596    250,000
    20          145,820       35,194        35,194    250,000

  Age 60         95,161       33,837        33,837    250,000
  Age 65        145,820       35,194        35,194    250,000
  Age 70        210,477       26,069        26,069    250,000
  Age 75        292,995            0             0          0

                      HYPOTHETICAL 6%                      HYPOTHETICAL 12%
                  GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
             ----------------------------------   ----------------------------------
CERTIFICATE  SURRENDER    CERTIFICATE    DEATH    SURRENDER    CERTIFICATE    DEATH
   YEAR        VALUE         VALUE      BENEFIT     VALUE         VALUE      BENEFIT
-----------  ----------   -----------   -------   ----------   -----------   -------
     1              36         3,385    250,000         255         3,604    250,000
     2           3,514         6,863    250,000       4,177         7,526    250,000
     3           7,087        10,436    250,000       8,447        11,796    250,000
     4          10,884        14,099    250,000      13,231        16,446    250,000
     5          15,043        17,857    250,000      18,702        21,515    250,000
     6          19,298        21,709    250,000      24,635        27,046    250,000
     7          23,639        25,648    250,000      31,066        33,075    250,000
     8          28,061        29,669    250,000      38,044        39,651    250,000
     9          32,558        33,764    250,000      45,619        46,825    250,000
    10          37,119        37,923    250,000      53,849        54,652    250,000
    11          42,145        42,145    250,000      63,206        63,206    250,000
    12          46,426        46,426    250,000      72,568        72,568    250,000
    13          50,762        50,762    250,000      82,830        82,830    250,000
    14          55,154        55,154    250,000      94,103        94,103    250,000
    15          59,598        59,598    250,000     106,511       106,511    250,000
    16          64,077        64,077    250,000     120,186       120,186    250,000
    17          68,583        68,583    250,000     135,293       135,293    250,000
    18          73,094        73,094    250,000     152,015       152,015    250,000
    19          77,583        77,583    250,000     170,572       170,572    250,000
    20          82,028        82,028    250,000     191,230       191,230    250,000
  Age 60        59,598        59,598    250,000     106,511       106,511    250,000
  Age 65        82,028        82,028    250,000     191,230       191,230    250,000
  Age 70       103,101       103,101    250,000     331,550       331,550    384,598
  Age 75       119,588       119,588    250,000     555,584       555,584    594,475

(1) Assumes a $4,200 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE


                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

               PREMIUMS             HYPOTHETICAL 0%
              PAID PLUS         GROSS INVESTMENT RETURN
               INTEREST    ----------------------------------
CERTIFICATE     AT 5%      SURRENDER    CERTIFICATE    DEATH
   YEAR        PER YEAR      VALUE         VALUE      BENEFIT
-----------   ----------   ----------   -----------   -------
     1            1,470          393         1,221     76,221
     2            3,014        1,592         2,420     77,420
     3            4,634        2,768         3,596     78,596
     4            6,336        3,955         4,750     79,750
     5            8,123        5,185         5,881     80,881

     6            9,999        6,392         6,989     81,989
     7           11,969        7,576         8,073     83,073
     8           14,037        8,737         9,135     84,135
     9           16,209        9,874        10,172     85,172
    10           18,490       10,986        11,185     86,185

    11           20,884       12,174        12,174     87,174
    12           23,398       13,137        13,137     88,137
    13           26,038       14,077        14,077     89,077
    14           28,810       14,991        14,991     89,991
    15           31,720       15,880        15,880     90,880

    16           34,777       16,743        16,743     91,743
    17           37,985       17,580        17,580     92,580
    18           41,355       18,391        18,391     93,391
    19           44,892       19,174        19,174     94,174
    20           48,607       19,930        19,930     94,930

  Age 60         97,665       25,579        25,579    100,579
  Age 65        132,771       26,546        26,546    101,546
  Age 70        177,576       25,537        25,537    100,537
  Age 75        234,759       21,566        21,566     96,566

                      HYPOTHETICAL 6%                       HYPOTHETICAL 12%
                  GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN
             ----------------------------------   -------------------------------------
CERTIFICATE  SURRENDER    CERTIFICATE    DEATH    SURRENDER    CERTIFICATE     DEATH
   YEAR        VALUE         VALUE      BENEFIT     VALUE         VALUE       BENEFIT
-----------  ----------   -----------   -------   ----------   -----------   ----------
     1             471         1,299     76,299         549         1,377        76,377
     2           1,824         2,652     77,652       2,066         2,894        77,894
     3           3,234         4,062     79,062       3,738         4,566        79,566
     4           4,734         5,529     80,529       5,611         6,406        81,406
     5           6,360         7,055     82,055       7,736         8,432        83,432
     6           8,048         8,644     83,644      10,066        10,663        85,663
     7           9,799        10,296     85,296      12,621        13,118        88,118
     8          11,616        12,013     87,013      15,422        15,820        90,820
     9          13,500        13,798     88,798      18,495        18,793        93,793
    10          15,454        15,653     90,653      22,865        22,064        97,064
    11          17,579        17,579     92,579      25,664        25,664       100,664
    12          19,580        19,580     94,580      29,625        29,625       104,625
    13          21,657        21,657     96,657      33,983        33,983       108,983
    14          23,814        23,814     98,814      38,779        38,779       113,779
    15          26,054        26,054     01.054      44,057        44,057       119,057
    16          28,377        28,377    103,377      49,865        49,865       124,865
    17          30,788        30,788    105,788      56,256        56,256       131,256
    18          33,290        33,290    108,290      63,290        63,290       138,290
    19          35,884        35,884    110.884      71,031        71,031       146,031
    20          38,574        38,574    113,574      79,550        79,550       154,550
  Age 60        71,166        71,166    146,166     229,234       229,234       307,173
  Age 65        91,516        91,516    166,516     378,082       378,082       461,260
  Age 70       114,403       114,403    189,403     617,137       617,137       715,879
  Age 75       139,062       139,062    214,062   1,001,969     1,001,969     1,076,969

(1) Assumes a $1,400 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE


                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

               PREMIUMS             HYPOTHETICAL 0%
              PAID PLUS         GROSS INVESTMENT RETURN
               INTEREST    ----------------------------------
CERTIFICATE     AT 5%      SURRENDER    CERTIFICATE    DEATH
   YEAR        PER YEAR      VALUE         VALUE      BENEFIT
-----------   ----------   ----------   -----------   -------
     1            1,470          349         1,178    76,178
     2            3,014        1,504         2,332    77,332
     3            4,634        2,637         3,465    78,465
     4            6,336        3,779         4,574    79,574
     5            8,123        4,963         5,658    80,658

     6            9,999        6,123         6,719    81,719
     7           11,969        7,258         7,755    82,755
     8           14,037        8,367         8,765    83,765
     9           16,209        9,449         9,747    84,747
    10           18,490       10,503        10,702    85,702

    11           20,884       11,629        11,629    86,629
    12           23,398       12,526        12,526    87,526
    13           26,038       13,396        13,396    88,396
    14           28,810       14,234        14,234    89,234
    15           31,720       15,042        15,042    90,042

    16           34,777       15,818        15,818    90,818
    17           37,985       16,562        16,562    91,562
    18           41,355       17,272        17,272    92,272
    19           44,892       17,947        17,947    92,947
    20           48,607       18,586        18,586    93,586

  Age 60         97,665       22,267        22,267    97,267
  Age 65        132,771       21,310        21,310    96,310
  Age 70        177,576       16,934        16,934    91,934
  Age 75        234,759        7,121         7,121    82,121

                      HYPOTHETICAL 6%                       HYPOTHETICAL 12%
                  GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN
             ----------------------------------   -------------------------------------
CERTIFICATE  SURRENDER    CERTIFICATE    DEATH    SURRENDER    CERTIFICATE     DEATH
   YEAR        VALUE         VALUE      BENEFIT     VALUE         VALUE       BENEFIT
-----------  ----------   -----------   -------   ----------   -----------   ----------
     1             426         1,254     76,254         503         1,331        76,331
     2           1,731         2,559     77,559       1,968         2,796        77,796
     3           3,090         3,918     78,918       3,580         4,408        79,408
     4           4,536         5,331     80,331       5,388         6,183        81,183
     5           6,102         6,798     81,798       7,438         8,133        83,133
     6           7,726         8,322     83,322       9,683        10,279        85,279
     7           9,408         9,905     84,905      12,140        12,637        87,637
     8          11,149        11,547     86,547      14,832        15,229        90,229
     9          12,951        13,249     88,249      17,779        18,077        93,077
    10          14,813        15,012     90,012      21,006        21,205        96,205
    11          16,839        16,839     91,839      24,642        24,642        99,642
    12          18,730        18,730     93,730      28,417        28,417       103,417
    13          20,688        20,688     95,688      32,565        32,565       107,565
    14          22,712        22,712     97,712      37,122        37,122       112,122
    15          24,808        24,808     99,808      42,131        42,131       117,131
    16          26,974        26,974    101,974      47,632        47,632       122,632
    17          29,212        29,212    104,212      53,678        53,678       128,678
    18          31,524        31,524    106,524      60,322        60,322       135,322
    19          33,911        33,911    108,911      67,623        67,623       142,623
    20          36,375        36,375    111,375      75,646        75,646       150,646
  Age 60        64,992        64,992    139,992     215,170       215,170       290,170
  Age 65        81,383        81,383    156,383     352,366       352,366       429,887
  Age 70        97,538        97,538    172,538     570,328       570,328       661,581
  Age 75       110,763       110,763    185,763     917,144       917,144       992,144

(1) Assumes a $1,400 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
               GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE*


                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

               PREMIUMS             HYPOTHETICAL 0%
              PAID PLUS         GROSS INVESTMENT RETURN
               INTEREST    ----------------------------------
CERTIFICATE     AT 5%      SURRENDER    CERTIFICATE    DEATH
   YEAR        PER YEAR      VALUE         VALUE      BENEFIT
-----------   ----------   ----------   -----------   -------
     1           13,818        8,429        11,778    250,000
     2           28,327       19,983        23,332    250,000
     3           43,561       31,317        34,666    250,000
     4           59,557       42,566        45,781    250,000
     5           76,353       53,872        56,685    250,000

     6           93,989       64,971        67,382    250,000
     7          112,506       75,862        77,871    250,000
     8          131,950       86,546        88,154    250,000
     9          152,365       97,028        98,234    250,000
    10          173,801      108,044       108,044    256,065

    11          196,309      117,547       117,547    270,357
    12          219,943      126,743       126,743    282,638
    13          244,758      135,641       135,641    292,984
    14          270,814      144,235       144,235    302,894
    15          298,173      152,532       152,532    311,165

    16          326,899      160,510       160,510    319,414
    17          357,062      168,192       168,192    324,611
    18          388,733      175,554       175,554    330,041
    19          421,988      182,586       182,586    334,133
    20          456,905      189,291       189,291    336,938

  Age 60        298,173      152,532       152,532    311,165
  Age 65        456,905      189,291       189,291    336,938
  Age 70        659,493      217,841       217,841    344,189
  Age 75        918,052      238,343       238,343    338,447

                      HYPOTHETICAL 6%                       HYPOTHETICAL 12%
                  GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN
             ----------------------------------   -------------------------------------
CERTIFICATE  SURRENDER    CERTIFICATE    DEATH    SURRENDER    CERTIFICATE     DEATH
   YEAR        VALUE         VALUE      BENEFIT     VALUE         VALUE       BENEFIT
-----------  ----------   -----------   -------   ----------   -----------   ----------
     1           9,173        12,522    250,000       9,918        13,267       250,000
     2          22,213        25,562    250,000      24,533        27,882       250,000
     3          35,795        39,144    250,000      40,643        43,992       250,000
     4          50,080        53,295    250,000      58,544        61,759       250,000
     5          65,235        68,048    250,000      78,555        81,368       250,000
     6          81,024        83,435    250,000     100,551       102,962       275,938
     7          97,456        99,465    258,608     124,533       126,542       329,009
     8         114,395       116,003    292,327     150,669       152,277       383,738
     9         131,846       133,052    324,646     179,141       180,347       440,048
    10         150,604       150,604    356,931     210,931       210,931       499,905
    11         168,663       168,663    387,926     244,236       244,236       561,744
    12         187,237       187,237    417,538     280,493       280,493       625,498
    13         206,332       206,332    445,676     319,950       319,950       691,092
    14         225,942       225,942    474,479     362,856       362,856       761,997
    15         246,075       246,075    501,993     409,498       409,498       835,375
    16         266,692       266,692    530,717     460,110       460,110       915,618
    17         287,824       287,824    555,501     515,061       515,061       994,067
    18         309,420       309,420    581,710     574,599       574,599     1,080,247
    19         331,452       331,452    606,557     639,032       639,032     1,169,429
    20         353,905       353,905    629,951     708,707       708,707     1,261,499
  Age 60       246,075       246,075    501,993     409,498       409,498       835,375
  Age 65       353,905       353,905    629,951     708,707       708,707     1,261,499
  Age 70       471,552       471,552    745,053   1,148,569     1,148,569     1,814,739
  Age 75       595,761       595,761    845,980   1,780,948     1,780,948     2,528,946

(1) Assumes a $13,160 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
               GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE*


                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

               PREMIUMS             HYPOTHETICAL 0%
              PAID PLUS         GROSS INVESTMENT RETURN
               INTEREST    ----------------------------------
CERTIFICATE     AT 5%      SURRENDER    CERTIFICATE    DEATH
   YEAR        PER YEAR      VALUE         VALUE      BENEFIT
-----------   ----------   ----------   -----------   -------
     1           13,818        8,752        12,101    250,000
     2           28,327       20,632        23,981    250,000
     3           43,561       32,294        35,643    250,000
     4           59,557       43,875        47,090    250,000
     5           76,353       55,515        58,328    250,000

     6           93,989       66,950        69,361    250,000
     7          112,506       78,181        80,190    250,000
     8          131,950       89,215        90,823    250,000
     9          152,365      100,055       101,260    250,000
    10          173,801      111,447       111,447    264,129

    11          196,309      121,382       121,382    279,179
    12          219,943      131,047       131,047    292,234
    13          244,758      140,442       140,442    303,355
    14          270,814      149,574       149,574    314,106
    15          298,173      158,441       158,441    323,220

    16          326,899      167,033       167,033    332,396
    17          357,062      175,391       175,391    338,505
    18          388,733      183,504       183,504    344,987
    19          421,988      191,372       191,372    350,211
    20          456,905      199,000       199,000    354,221

  Age 60        298,173      158,441       158,441    323,220
  Age 65        456,905      199,000       199,000    354,221
  Age 70        659,493      233,168       233,168    368,406
  Age 75        918,052      261,169       261,169    370,860

                      HYPOTHETICAL 6%                       HYPOTHETICAL 12%
                  GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN
             ----------------------------------   -------------------------------------
CERTIFICATE  SURRENDER    CERTIFICATE    DEATH    SURRENDER    CERTIFICATE     DEATH
   YEAR        VALUE         VALUE      BENEFIT     VALUE         VALUE       BENEFIT
-----------  ----------   -----------   -------   ----------   -----------   ----------
     1           9,506        12,855    250,000      10,261        13,610       250,000
     2          22,900        26,249    250,000      25,259        28,608       250,000
     3          36,857        40,206    250,000      41,795        45,144       250,000
     4          51,537        54,753    250,000      60,163        63,378       250,000
     5          67,105        69,918    250,000      80,683        83,496       250,000
     6          83,324        85,735    250,000     103,233       105,644       283,127
     7         100,190       102,199    265,718     127,918       129,927       337,811
     8         117,656       119,264    300,544     154,940       156,548       394,501
     9         135,742       136,947    334,151     184,522       185,728       453,176
    10         155,262       155,262    367,972     217,699       217,699       515,946
    11         174,227       174,227    400,722     252,719       252,719       581,254
    12         193,825       193,825    432,229     291,022       291,022       648,979
    13         214,070       214,070    462,390     332,901       332,901       719,067
    14         234,978       234,978    493,454     378,683       378,683       795,234
    15         256,560       256,560    523,382     428,707       428,707       874,562
    16         278,805       278,805    554,822     483,312       483,312       961,790
    17         301,791       301,791    582,457     543,016       543,016     1,048,020
    18         325,511       325,511    611,960     608,234       608,234     1,143,480
    19         349,977       349,977    640,458     679,453       679,453     1,243,398
    20         375,207       375,207    667,868     757,208       757,208     1,347,831
  Age 60       256,560       256,560    523,382     428,707       428,707       874,562
  Age 65       375,207       375,207    667,868     757,208       757,208     1,347,831
  Age 70       512,262       512,262    809,374   1,263,390     1,263,390     1,996,156
  Age 75       668,451       668,451    949,200   2,035,582     2,035,582     2,890,526

(1) Assumes a $13,160 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Certificate is issued. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:


                                     Face Amount
 Maximum Surrender Charge = (8.5 X   -----------   ) + (up to 50% X Guideline Annual Premium)
                                        1000


A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in Face Amount are shown in the table below. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

  Age at                                                  Age at
 issue or       Unisex        Unisex        Unisex       issue or       Unisex        Unisex        Unisex
 increase      Nonsmoker      Smoker       Unismoker     increase      Nonsmoker      Smoker       Unismoker
-----------  -------------  -----------  -------------  -----------  -------------  -----------  -------------
     0                           14.89         14.37        41             27.74         32.73         29.39
     1                           14.84         14.31        42             28.55         33.79         30.27
     2                           15.00         14.44        43             29.41         34.91         31.19
     3                           15.17         14.58        44             30.31         36.08         32.17
     4                           15.35         14.73        45             31.26         37.31         33.19
     5                           15.53         14.88        46             32.27         38.60         34.27
     6                           15.73         15.05        47             33.33         39.95         35.40
     7                           15.94         15.23        48             34.46         41.38         36.59
     8                           16.16         15.41        49             35.64         42.89         37.86
     9                           16.39         15.61        50             36.90         44.48         39.19
    10                           16.64         15.82        51             38.24         46.17         40.60
    11                           16.91         16.05        52             39.66         47.95         42.10
    12                           17.18         16.28        53             41.17         49.84         43.68
    13                           17.47         16.52        54             42.76         51.82         45.36
    14                           17.77         16.77        55             44.46         53.91         47.12
    15                           18.08         17.02        56             46.25         56.11         48.98
    16                           18.38         17.28        57             48.16         56.87         50.95
    17                           18.67         17.54        58             50.18         56.76         53.03
    18             17.15         18.98         17.80        59             52.34         56.65         55.24
    19             17.40         19.29         18.07        60             54.64         56.54         56.71
    20             17.65         19.62         18.35        61             56.54         56.44         56.59
    21             17.92         19.95         18.64        62             56.41         56.34         56.47
    22             18.20         20.31         18.95        63             56.29         56.26         56.36
    23             18.49         20.68         19.27        64             56.16         56.18         56.25
    24             18.80         21.08         19.61        65             56.03         56.10         56.13
    25             19.13         21.49         19.97        66             55.90         56.01         56.00
    26             19.48         21.94         20.35        67             55.74         55.90         55.85
    27             19.85         22.42         20.75        68             55.58         55.76         55.70
    28             20.24         22.92         21.18        69             55.41         55.63         55.53
    29             20.65         23.45         21.63        70             55.27         55.49         55.37
    30             21.08         24.02         22.11        71             55.12         55.38         55.22
    31             21.54         24.62         22.61        72             54.96         55.29         55.10
    32             22.03         25.25         23.15        73             54.85         55.23         54.99
    33             22.54         25.92         23.71        74             54.75         55.19         54.89
    34             23.03         26.62         24.30        75             54.64         55.16         54.80
    35             23.64         27.36         24.92        76             54.52         55.10         54.69
    36             24.24         28.15         25.57        77             54.36         55.01         54.53
    37             24.87         28.97         26.26        78             54.18         54.86         54.35
    38             25.53         29.84         26.99        79             53.97         54.68         54.14
    39             26.23         30.76         27.75        80             53.75         54.49         53.91
    40             26.97         31.72         28.55

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35, non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $944.21. The maximum surrender charge is calculated as follows:

(1) Deferred Administrative Charge                             $  850.00
   ($8.50/$1,000 of Face Amount)

(2) Deferred Sales Charge                                      $  472.11
   (50% x GAP)
                                                               ---------
                                                               $1,322.11
   Maximum Surrender Charge per Table (23.64 x 100)            $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1) Deferred Administrative Charge ($8.50/$1,000 of Face       $  850.00
    Amount)

(2) Deferred Sales Charge                                         Varies
   (not to exceed 30% of premiums received, up to one GAP,
plus 9% of premiums received in excess of one GAP)
                                                               ---------
                                                               Sum of (1) and (2)

The maximum surrender charge is $1,322.11. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

    Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

Example 2:

    Assume the Certificate Owner surrenders the Certificate in the 120th month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $508.50.